PROSPECTUS                                                    September 1, 1995


                                                  As Revised on October 3, 1995

                       VAN ECK WORLDWIDE INSURANCE TRUST

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                   99 Park Avenue, New York, New York 10016
                                (212) 687-5200
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Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company consisting of five separate funds (the "Funds"), each of which has a specific investment objective. Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity contracts (the "Contracts"). Shares of Worldwide SmallCap Fund are not currently offered to the public.

WORLDWIDE SMALLCAP FUND--seeks long-term capital appreciation by investing globally in equity securities of companies with small market capitalizations. Pictet International Management Limited ("PIML" or "Sub-Adviser") serves as sub-investment adviser to this Fund.

WORLDWIDE BALANCED FUND--seeks long term capital appreciation together with current income. Fiduciary International, Inc. ("Fll" or "Sub-Adviser") serves as sub-investment adviser to this Fund.

WORLDWIDE HARD ASSETS FUND--seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

GOLD AND NATURAL RESOURCES FUND--seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

WORLDWIDE BOND FUND--seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Gold and Natural Resources Fund, Worldwide Bond Fund and Worldwide Hard Assets Fund are managed by Van Eck Associates Corporation (the "Adviser"), 99 Park Avenue, New York, New York 10016. See "Management." Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Funds' shares.

                               ---------------

This Prospectus sets forth concisely information about the Trust and Funds that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. For further information about the Funds, please call the Funds or the Distributor at the above telephone number.

The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to one or more Funds. In particular, certain Funds may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Funds.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

A Statement of Additional Information, dated September 1, 1995, as revised on October 3, 1995, which further discusses the Trust and Funds has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Funds or the Distributor at the above address or by calling the telephone number listed above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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

TABLE OF CONTENTS                                                           PAGE
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
The Trust...................................................................   3
Financial Highlights........................................................   3
Investment Objectives and Policies of the Funds.............................   4
Risk Factors................................................................  13
Limiting Investment Risks...................................................  22
Management..................................................................  23
How to Buy Shares...........................................................  26
Dividends and Distributions.................................................  27
How to Redeem Shares........................................................  27
Federal Taxation............................................................  27
Description of the Trust....................................................  27
Additional Information......................................................  29

                                   THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Gold and Natural Resources Fund is classified as diversified under the Investment Company Act of 1940 (the "Act"). Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund are non-diversified funds. (See "Description of the Trust"). Shares of Worldwide SmallCap Fund are not currently offered to the public.

                             FINANCIAL HIGHLIGHTS

The Financial Highlights below give selected information for a share of each Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years from commencement of operations through April 30, 1992. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended April 30, whose reports thereon appear in the Funds' Annual Reports. This information should be read in conjunction with the financial statements and related notes that also appear in the Funds' Annual Reports. The Annual Reports also contain additional performance information that will be made available on request and without charge.



                          GOLD AND NATURAL RESOURCES FUND                               WORLDWIDE BOND FUND
                   ----------------------------------------------------   -------------------------------------------------------
                                                       YEAR ENDED APRIL 30,
                   --------------------------------------------------------------------------------------------------------------
                     1995     1994     1993     1992     1991    1990+      1995        1994     1993     1992     1991    1990+
                   --------  -------  -------  ------   ------   ------   --------     -------  -------  -------  -------  ------
Net Asset Value,
Beginning of
Period...........  $  13.11  $ 10.61  $  8.25  $ 8.85   $ 9.51   $10.00   $  10.05     $ 10.62  $ 11.57  $ 10.82  $ 10.10  $10.00
                   --------  -------  -------  ------   ------   ------   --------     -------  -------  -------  -------  ------
INCOME FROM
INVESTMENT
OPERATIONS:
 Net Investment
 Income..........      0.08     0.07     0.01    0.04     0.16     0.08       0.68        0.63     0.81     0.62     1.03    0.26
 Net Gains or
 Losses on
 Securities (both
 realized and
 unrealized).....      0.37     2.47     2.39   (0.53)   (0.69)   (0.57)      0.77       (0.37)   (0.75)    0.67     0.19   (0.16)
                   --------  -------  -------  ------   ------   ------   --------     -------  -------  -------  -------  ------
Total From
Investment
Operations.......      0.45     2.54     2.40   (0.49)   (0.53)   (0.49)      1.45        0.26     0.06     1.29     1.22    0.10
                   --------  -------  -------  ------   ------   ------   --------     -------  -------  -------  -------  ------
LESS
DISTRIBUTIONS:
 Dividends (from
 net investment
 income).........     (0.07)   (0.04)   (0.04)  (0.11)   (0.13)     --       (0.04)      (0.72)   (0.83)   (0.53)   (0.50)    --
 Distributions
 (from capital
 gains)..........       --       --       --      --       --       --         --        (0.11)   (0.18)   (0.01)     --      --
                   --------  -------  -------  ------   ------   ------   --------     -------  -------  -------  -------  ------
Total
Distributions....     (0.07)   (0.04)   (0.04)  (0.11)   (0.13)    0.00      (0.04)      (0.83)   (1.01)   (0.54)   (0.50)   0.00
                   --------  -------  -------  ------   ------   ------   --------     -------  -------  -------  -------  ------
Net Asset Value,
End of Period....  $  13.49  $ 13.11  $ 10.61  $ 8.25   $ 8.85   $ 9.51   $  11.46     $ 10.05  $ 10.62  $ 11.57  $ 10.82  $10.10
                   ========  =======  =======  ======   ======   ======   ========     =======  =======  =======  =======  ======
--------------------------------------------------------------------------------------------------------------------------------
Total Return(a)..      3.43%   23.96%   29.19%  (5.62%)  (5.67%)  (4.90%)    14.51%       2.49%    0.38%   12.21%   12.37%   1.00%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary
Data:
Net Assets, End
of Period (000's
omitted).........  $127,320  $81,248  $30,896  $9,836   $6,936   $3,660   $113,466     $80,908  $66,035  $40,930  $15,046  $2,237
Ratio of Expenses
to Average Net
Assets(b)........      0.96%    0.96%    1.61%   1.32%    0.52%     --        0.98%(c)    0.93%    1.01%    1.05%    0.50%    --
Ratio of Net
Income to Average
Net Assets.......      0.71%    0.64%    0.25%   0.60%    2.10%    2.46%*     6.24%       6.47%    8.47%    8.55%    9.75%   9.22%*
Portfolio
Turnover Rate....     23.30%   15.84%   14.61%   0.48%   21.86%    5.09%*   265.87%      37.59%  248.21%  231.34%  341.01%  12.23%*

                          WORLDWIDE BALANCED
                                 FUND
                      --------------------------
                         FOR THE PERIOD FROM
                      DECEMBER 23, 1994(degrees)
                                  TO
                            APRIL 30 1995
                      --------------------------
Net Asset Value,
Beginning of
Period...........               $10.00
                                ------
INCOME FROM
INVESTMENT
OPERATIONS:
 Net Investment
 Income..........                  --
 Net Gains or
 Losses on
 Securities (both
 realized and
 unrealized).....                  --
                                ------
Total From
Investment
Operations.......                 0.00
                                ------
LESS
DISTRIBUTIONS:
 Dividends (from
 net investment
 income).........                  --
 Distributions
 (from capital
 gains)..........                  --
                                ------
Total
Distributions....                 0.00
                                ------
Net Asset Value,
End of Period....               $10.00
                                ======
---------------------
Total Return(a)..                 0.00%
---------------------
Ratios/Supplementary
Data:
Net Assets, End
of Period (000's
omitted).........               $  .14
Ratio of Expenses
to Average Net
Assets(b)........                 0.00%
Ratio of Net
Income to Average
Net Assets.......                 0.00%
Portfolio
Turnover Rate....                 0.00%

----
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the year and a redemption on the last day of the period. Total return for the period ended April 30, 1990 for Gold and Natural Resources Fund and Worldwide Bond Fund and the period ended April 30, 1995 for Worldwide Balanced Fund were not annualized.
(b) Had the Adviser not reimbursed expenses, the expense ratios for the year ended April 30, 1991 and for the period September 1, 1989 (commencement of operations) to April 30, 1990 would have been 1.21% and 1.87%, respectively, for Gold and Natural Resources Fund and 1.14% and 2.80%, respectively for Worldwide Bond Fund. With respect to Gold and Natural Resources Fund and Worldwide Bond Fund, as of October 3, 1995 the effective rate of the Adviser's management fee is 1.0%. Prior to October 3, 1995, the effective rate of the management fee was 0.75%.
(c) Ratio would have been 0.99% had there not been a directed brokerage arrangement.
(d) Had the Adviser not reimbursed expenses, the unannualized expense ratio for the period ended April 30, 1995 would have been 78.40%.
(degree) Commencement of operations.
*        Annualized
+        From September 1, 1989 (commencement of operations) to April 30, 1990.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

A description of the investment objectives and policies of the Funds is set forth below. The investment objective of a Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund. As a result of the market risk inherent in any investment, there is no assurance that the Funds will achieve their objectives. For further information about a Fund's investment policies, see "Investment Objectives and Policies" in the Statement of Additional Information.

WORLDWIDE SMALLCAP FUND

OBJECTIVE:

Worldwide SmallCap Fund seeks long-term capital appreciation by investing globally in equity securities of companies with small market capitalizations.

POLICIES:

The Fund will select its portfolio securities primarily from issuers whose individual market capitalizations would place them (at the time of purchase) in the same size range as companies in approximately the lowest 20% by total market capitalization of companies that have equities listed on a U.S. national securities exchange or traded in the NASDAQ system. Based on recent U.S. share prices, these companies will typically have individual market capitalizations below $500 million (although the Fund will be allowed to invest in larger capitalization companies that satisfy the Fund's size standard). Because the Fund is permitted to apply the U.S. size standard on a global basis, it may invest in companies that might rank above the lowest 20% by total market capitalization in local markets and, in fact, might in some countries rank among the largest companies in terms of capitalization.

The Adviser believes that investing globally in smaller company stocks can, over the long-term, produce superior returns but with increased risk. Small capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and such growth rates may in turn result in more rapid share price appreciation. Investors should be aware that although the Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that the Fund will achieve its investment objective.

While the companies in which the Fund primarily invests may offer greater opportunities for capital appreciation than larger, more established companies, investments in smaller, emerging growth companies may involve greater risks and may be subject to more abrupt or erratic price movements than investments in large companies. The securities of small emerging growth companies may also be more sensitive to market changes than the securities of large companies.

Pictet International Management Limited ("PIML") will serve as sub-adviser to the Fund. PIML, located in London, is registered with the SEC and is affiliated with Pictet & Cie., Geneva ("Pictet"). Pictet is the largest private bank in Switzerland and is principally engaged in international investment management and related activities, with more than $40 billion under management. Established in 1805, Pictet has approximately 200 investment professionals and a worldwide network of affiliates, including locations in Zurich, Luxembourg, Tokyo, Hong Kong, Nassau and Montreal. PIML, organized in 1980, is specifically structured to provide international investment services to U.S. investors. As part of Pictet's network, PIML has access to all of Pictet's research. The Adviser believes that PIML has unique knowledge and experience in global smallcap investing. See "Management."

Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of smaller capitalization companies, and such companies will be located in at least three countries including the United States. However, for temporary defensive purposes, the Fund may have all of its assets invested in any one country or in securities denominated in the currency of any one country. The equity securities in which the Fund may invest consist of common stocks, preferred stocks (either convertible or non-convertible), rights and warrants. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter.

The Fund may invest up to 35% of its total assets in equity securities which do not meet its small company criteria and in debt securities, including high grade, liquid debt securities of foreign companies, foreign government and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. The average maturity of the debt securities in the Fund's portfolio will be based on PIML's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The assets of the Fund invested in fixed income securities will consist of securities which are believed by PIML to be high grade, that is rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable quality in the judgment of PIML subject to the supervision of the Adviser and the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of PIML subject to the supervision of the Adviser and the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

During periods of adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

There is no limitation on the amount the Fund can invest in emerging markets. The Fund may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. These considerations, which may favorably or unfavorably affect the Fund's performance, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), cost incurred in conversion between currencies, non-negotiable brokerage commissions, default in foreign government securities, lower trading volume and greater market volatility, the difficulty of enforcing obligations in other countries, war, expropriation, nationalization, confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, political and social instability and diplomatic developments which could affect investments in securities of issuers in foreign nations.

In addition, there is typically less publicly available information concerning foreign and smaller companies than for domestic and larger, more established companies. Some small companies have limited product lines, distribution channels and financial and managerial resources. Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel with varying degrees of experience. Also, because smaller companies normally have fewer shares outstanding than larger companies and trade less frequently, it may be more difficult for the Fund to buy and sell significant amounts of such shares without unfavorable impact on prevailing market prices. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S.

PIML will determine the amount of the Fund's assets to be invested in domestic and foreign securities and the allocations to each asset class abroad will be based on its assessment of where opportunities for long-term capital appreciation are expected to be most attractive. When making this determination, PIML will evaluate key factors such as current liquidity, capacity constraints, direction of interest rates and market valuations. PIML will invest in quality, growth-oriented smaller companies while maintaining a diversified approach to reduce stock specific risk. PIML employs a "top down" approach in its assessment of countries, regions and currencies, but is essentially driven by the "bottom up" approach in stock selection. Stock selection is based on PIML's proprietary data base of over 4,000 companies and, comprehensive universe of 10,000 companies, in over 65 different countries, and company visits by research analysts and investment managers. PIML utilizes a proprietary model to determine asset/country allocation which includes variables such as macroeconomic factors and general equity and fixed income valuation measures. In the search for quality growth stocks that are relatively inexpensive, the key criteria are strong balance sheets, cash earnings, profitability ratios above market/sector average and reasonable valuations.

The Fund does not currently, and has no present intention to, use hedging as an investment strategy, however, the Fund may do so in the future.

For a discussion of other investments and risks associated with investing in the Fund, see "Risk Factors."

WORLDWIDE BALANCED FUND

OBJECTIVE:

Worldwide Balanced Fund seeks long-term capital appreciation together with current income.

POLICIES:

The Fund intends to achieve its investment objective by investing its assets in the United States and other countries throughout the world, and by allocating its assets among equity securities, fixed-income securities and short-term instruments.

The Adviser believes that through diversification both on an international basis and across various asset classes the Fund can attempt to take advantage of the best investment opportunities worldwide. The Adviser believes that allocation of assets into many countries and across asset classes can, over the long-term, provide higher returns than portfolios invested solely in bonds with lower risk (or volatility, as measured by standard deviation of monthly returns) than portfolios invested entirely in stocks. Thus, the "risk-adjusted return" of a diversified portfolio has the potential to be more attractive than some other, more concentrated portfolios. In addition, the balanced approach reduces the risk where events in any one country, including the United States, may adversely affect the entire portfolio. Investors should be aware that although the Fund diversifies across more investment types than most mutual funds, no one mutual fund can provide a complete investment program for all investors. There can be no assurance that allocation of assets both globally and across asset classes will reduce these risks or that the Fund will achieve its investment objective.

Fiduciary International, Inc. ("FII" or "Sub-Adviser") will serve as sub-investment adviser to the Fund. FII is a wholly-owned subsidiary of Fiduciary Investment Corporation, which, in turn, is a wholly-owned subsidiary of Fiduciary Trust Company International. Fiduciary Trust Company International has more than 30 years of experience in managing funds which invest in the international markets. The Adviser believes FII has unique knowledge and experience in global investing.

The Fund seeks investment opportunities in the world's major stock, bond and money markets. The Fund may invest in securities issued anywhere in the world including the United States. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one asset class or country. Over the long-term, the Fund will attempt to invest a minimum of 25% of its assets in the United States, with the balance outside the United States and the Fund will attempt to maintain an asset allocation of 60% in equity securities and 40% in fixed-income securities and short-term instruments. However, subsequent to the initial investment period at least 25% of the Fund's total assets will always be invested in fixed-income senior securities and at least 25% of the Fund's total assets will always be invested in equities. Over shorter periods, for temporary defensive purposes, the Fund can have all of its assets invested in any one country or currency. FII will determine when geographic or asset class reallocations should occur. These reallocations are not expected to be sudden, rather such reallocations will be made gradually over time. The Fund may also allocate a portion of its assets to gold.

The Fund will not invest more than 10% of its assets in the securities of developing countries with emerging economies or securities markets. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities.

The average maturity of the debt securities in the Fund's portfolio will be based on FII's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall. The assets of the Fund invested in fixed income securities will consist of securities which are believed by FII to be high grade, that is, rated A or better by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable high quality in the judgment of FII subject to the supervision of the Adviser and the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest.

FII will determine the amount of the Fund's assets to be invested in domestic and foreign securities and the allocations to each asset class abroad will be based on its assessment of where opportunities for long-term capital appreciation and current income are expected to be most attractive. When making this determination, FII will evaluate the political and economic risks of the principal countries of the world, the relationship of their currencies to the U.S. dollar, the outlook for their interest rates, credit quality, GNP growth, inflation trends, yield relationships between markets, sectors, and issues, demand and supply for funds, and a variety of other factors. FII employs a "top down" assessment approach of countries, regions and currencies and a "bottom up" assessment approach of stocks within selected sectors. FII's global economic analysis is conducted in over 30 markets worldwide.

During periods of adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements. FII will determine if market conditions warrant this strategy.

The Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. The Fund may buy and sell financial futures contracts and options on financial futures contracts. The Fund may write, purchase or sell puts and calls on foreign currencies and securities, and invest in "when issued" securities, "partly paid" securities (securities paid for over a period of time), and securities of foreign issuers. The Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). For a further discussion of these investments see "Risk Factors."

WORLDWIDE HARD ASSETS FUND

OBJECTIVE:

The Fund seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities." Income is a secondary consideration.

POLICIES:

The Adviser believes "Hard Asset Securities" (as defined below) offer an opportunity to achieve long-term capital appreciation and to protect wealth against eroding monetary values during periods of cyclical economic expansions. Since the market action of Hard Asset Securities may move against or independently of the market trend of industrial shares, the addition of such securities to an overall portfolio may increase the return and reduce the price fluctuations of such a portfolio. There can be no assurance that an increased rate of return or a reduction in price fluctuations of a portfolio will be achieved. An investment in the Fund's shares should be considered part of an overall investment program rather than a complete investment program.

The Fund will, under normal market conditions, invest at least 65% of its total assets in Hard Asset Securities. Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Indexed securities and structured notes are more fully described on p.10 under "Factors affecting Worldwide Hard Assets Fund." The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together "Hard Assets"): (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above.

The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other investment companies with more diversified portfolios. The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Assets and securities of Hard Asset Companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset Companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Asset Companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset Companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in time of falling Hard Asset prices, such securities may suffer a greater price decline.

The Advisor believes the Fund may offer a hedge against inflation, particularly commodity price driven inflation. However, there is no assurance that rising commodity (or other hard asset) prices will result in higher earnings or share prices for the Hard Asset Companies in the Fund. Hard Asset Company equities are affected by many factors, including movements in the overall stock market. Inflation may cause a decline in the overall stock market, including the stocks of Hard Asset Companies.

The Fund seeks investment opportunities in the world's major stock, bond and commodity markets. The Fund may invest in securities issued anywhere in the world, including the United States. Under normal conditions, the Fund will invest its assets in at least three countries including the United States. There is no limitation or restriction on the amount of assets to be invested in any one country. There is no limitation on the amount the Fund can invest in emerging markets. The Fund may purchase securities in any foreign country, developed or underdeveloped. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Global investing involves economic and political considerations not typically applicable to the U.S. markets. See "Risk Factors--Foreign Securities" and "Risk Factors--Emerging Markets Securities" below.

The equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other incorporated entities or enterprises; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on the U.S. or foreign securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. The Fund may, as described below in "Risk Factors" on pages 13-21, invest in derivatives. Derivatives are instruments whose value is "derived" from an underlying asset. Derivatives in which the Fund may invest include futures contracts, forward contracts, options, swaps and structured notes and other similar securities as may become available in the market. These instruments offer certain opportunities and are subject to additional risks that are described below. The Fund may invest up to 10% of its net assets, taken at market value at the time of investment, in precious metals, whether in bullion or coins. In addition, the Fund may invest in futures and forward contracts and options on precious metals and other Hard Assets.

The Fund may invest up to 5% of its net assets in premiums for options on equity securities and equity indexes and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets. Warrants received as dividends on securities held by the Fund and warrants acquired in units or attached to securities are not included in this restriction. The Fund may buy and sell financial futures contracts and options in financial futures contracts. The Fund may purchase or sell puts and calls on foreign currencies and securities; invest in "when issued" securities "partly paid" securities (securities paid for over a period of time), securities of foreign issuers; and may lend its portfolio securities and borrow money for investment purposes.

The Fund may invest up to 35% of its total assets in debt securities whose value is not linked to the value of a Hard Asset of Hard Asset Companies and other issuers and equity securities of companies which are not Hard Asset Companies. Non-Hard Asset debt securities include high grade, liquid debt securities of foreign companies, foreign governments and the U.S. Government and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer when interest rates are expected to fall.

Short sales. The Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security which it does not own by borrowing it from a broker. Following the short sale, the Fund must deposit collateral with the broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions.

The Fund will establish a segregated account with respect to its short sales and maintain in such account cash not available for investment or U.S. Government securities or other liquid, high-quality debt securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, U.S. Government Securities or other liquid, high-quality debt securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). Such segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. The Fund's ability to engage in short sales may be limited by the requirements of current U.S. tax law that the Fund derive less than 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the two transactions, are considered to have been held for less than three months.

LOW RATED DEBT SECURITIES. The Fund may invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds") of Hard Asset Companies rated as low as CCC by Standard & Poor's Corporation ("S&P") or Caa by Moody's Investors Service, Inc. ("Moody's"). These debt instruments have some "equity" characteristics in that, while not directly linked, their value may increase or decrease with the value of a Hard Asset, reflecting the ability of the Hard Asset Company to make scheduled payments of interest and principal. Lower rated debt securities are considered speculative and involve greater risk of loss than higher rated debt securities and are more sensitive to changes in the issuer's capacity to pay. Debt rated Caa or CCC presents a significantly greater risk of default than do higher rated securities and, in times of poor business or economic conditions, the Fund may lose interest and/or principal on such securities. In addition to sensitivity to interest rates, debt securities of Hard Asset Companies may fluctuate in price in connection with changes in the price of the relevant Hard Asset. The Fund will not invest more than 25% of its assets in debt securities rated below BBB by S&P or Baa by Moody's.

The assets of the Fund invested in fixed income securities, excluding fixed income securities whose value is linked to the value of a Hard Asset and of Hard Asset Companies, will consist of securities which are believed by the Adviser to be high grade, that is rated A or better by S&P or Moody's, Fitch-1 by Fitch or Duff-1 by Duff & Phelps or if unrated, to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees. The assets of the Fund invested in short-term instruments will consist primarily of securities rated in the highest category (for example, commercial paper rated "Prime-1" or "A-1" by Moody's and S&P, respectively) or if unrated, in instruments that are determined to be of comparable quality in the judgment of the Adviser subject to the supervision of the Board of Trustees, or are insured by foreign or U.S. governments, their agencies or instrumentalities as to payment of principal and interest. The Fund may invest up to 10% of its assets in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by Hard Assets and whose value is expected to be linked to the underlying Hard Asset are excluded from the 10% limitation.

During periods when the Adviser expects adverse or unusual economic and/or market conditions, the Fund may, for temporary defensive purposes, make substantial investments in obligations of the U.S. government, debt obligations of one or more foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements.

For a discussion of other investments and risks associated with investing in the Fund, see "Factors Affecting Worldwide Hard Assets Fund" and "Risk Factors".

Real estate securities. ALTHOUGH THE FUND WILL NOT INVEST IN REAL ESTATE DIRECTLY, IT MAY INVEST UP TO 50% OF ITS ASSETS IN EQUITY SECURITIES OF REAL ESTATE INVESTMENT TRUSTS ("REITS") AND OTHER REAL ESTATE INDUSTRY COMPANIES OR COMPANIES WITH SUBSTANTIAL REAL ESTATE INVESTMENTS AND therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. For a further discussion of these investments, see "Risk Factors."

FACTORS AFFECTING WORLDWIDE HARD ASSETS FUND:

Investors should be aware that some of the securities in which the Fund may invest, such as structured or indexed notes, swaps and foreign securities pose additional risks. These instruments may be subject to periods of extreme volatility, illiquidity and may be difficult to value. Despite these risks, these instruments may offer unique investment opportunities.

INDEXED SECURITIES AND STRUCTURED NOTES:

The Fund may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities, or financial or commodity indices. An indexed security enables the investor to purchase a note whose coupons and/or principal redemption are linked to the performance of an underlying asset. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates). Indexed securities may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. Only securities linked to one or more non-agricultural commodities or commodity indices will be considered a Hard Asset Security.

Indexed securities may be publicly traded or may be two-party contracts (such two-party agreements are referred to here collectively as structured notes). When the Fund purchases a structured note, a type of derivative, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. The Adviser will monitor the liquidity of structured notes under the supervision of the Board of Trustees, and notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the total net assets of the Fund.

GOLD AND NATURAL RESOURCES FUND

OBJECTIVE:

Gold and Natural Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

POLICIES:

During normal market conditions, the Fund will have at least 65% of its total assets invested in securities of companies engaged in gold mining and natural resources activities. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. The Fund also has the right to invest up to 35% of its assets in the securities of non-precious metals and natural resources companies.

The Adviser believes that securities of precious metals companies and certain other natural resources companies offer an opportunity to protect wealth against eroding monetary values. Recent history indicates that the policies of many governments seeking economic growth, particularly persistent budget deficits and high rates of growth of monetary reserves and money supply, have had long-term inflationary consequences. During periods of accelerating inflationary policies the prices of many precious metals equity securities have risen cyclically, and the Adviser believes that they may continue to do so in the future. The Adviser anticipates that inflation and the price of gold will continue on a long-term upward trend with alternating cycles as credit is over-expanded and subsequently tightened. The price of gold decreases when inflation is not perceived as a risk. Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or a reduction in fluctuations of a portfolio will be achieved. Thus, an investment in the Fund should be considered part of an overall investment program rather than a complete investment program.

The five largest gold producing countries are the Republic of South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% (and generally 50%) of its assets in securities of companies in Canada, the United States, Australia and South Africa whose value is tied, linked or dependent upon the actual or anticipated price of gold such as companies which are primarily engaged in gold mining. It is uncertain under current federal tax law the extent to which the Fund may concentrate its investments in gold and gold related securities without adversely affecting the federal tax status of the underlying Contracts. Accordingly, the Fund reserves the right to alter its policy with respect to concentration in such securities if and when such uncertainty is resolved. This limitation is not a fundamental policy of the Fund and may be changed at any time by the Board of Trustees without a vote of shareholders. The Fund may invest in conglomerates whose main activity is not mining.

The Fund may invest up to 35% of the value of its total assets in: (a) securities of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by the U.S. or foreign governments and repurchase agreements. The Fund may invest up to 5% of its assets at the time of purchase in warrants. The Fund may also invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be converted into common stock. The Fund may purchase and sell financial futures and commodity futures contracts and options on financial futures and commodity futures contracts and may write, purchase or sell puts and calls on foreign currencies, securities, commodities and commodity indices. The Fund may invest in "when issued" securities, and securities of foreign issuers. For a further discussion of these investments see "Risk Factors."

The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with less concentrated portfolios. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Investments by the Fund in securities of gold mining shares, coins and gold bullion, foreign issuers, foreign currencies, and options and futures may involve particular investment risks. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). See "Risk Factors."

Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non-precious metals and natural resources sector in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "Risk Factors."

WORLDWIDE BOND FUND

OBJECTIVE:

Worldwide Bond Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

POLICIES:

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its investment objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return. Capital appreciation will result during times of declining interest rates and, with respect to investing globally, as a result of foreign currency fluctuations relative to a declining dollar. Normally, the Fund will have at least 65% of its total assets invested in bonds of varying maturities.

The Adviser believes that diversification of assets on an international basis may reduce the risk that events in any one country, including the United States, may adversely affect the entire portfolio. There can be no assurance that diversification of assets will reduce this risk. The Adviser will determine the amount of the Fund's assets to be invested in corporate and government securities in the United States and the amount to be invested in each country abroad based on its assessment of where opportunities for total return are expected to be most attractive. When making this determination the Adviser will evaluate the political and economic risks of the principal countries of the world, prospects for the relationship of their currencies to the U.S. Dollar, the outlook for their interest rates, credit quality and other factors. In some countries, yields of comparable quality securities denominated in foreign currencies may either be higher than in the United States, or may be expected to decline faster (leading to higher bond prices), or such currencies may be expected to appreciate against the U.S. Dollar. The long-term assets of the Fund will consist primarily of securities which are believed by the Adviser to be high grade, that is, rated A or better by Standard & Poor's Corporation or Moody's Investors Service or, if unrated, to be of comparable quality in the judgment of the Adviser. For a further discussion of debt securities see "Risk Factors."

During normal market conditions, the Fund expects to invest in debt securities, such as obligations issued or guaranteed by a government or any of its political subdivisions, agencies, or instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), bonds, debentures, notes, commercial paper, time deposits, certificates of deposit, and repurchase agreements, as well as debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities, consisting of obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the "full faith and credit" of the United States. In addition to direct obligations of the U.S. Treasury such as Treasury bonds, notes and bills, these include securities issued or guaranteed by different agencies such as: Federal Housing Administration, Government National Mortgage Association and Small Business Administration.

The average maturity of the debt securities in the Fund's portfolio will be based on the Adviser's judgment as to future interest rate changes. Normally, the average maturity will be shorter when interest rates are expected to rise and longer where rates are expected to fall. The Adviser expects the average maturity to be between three and ten years. In addition, when the Adviser determines that a temporary defensive strategy is warranted, the Fund may invest in securities maturing in 13 months or less, and most or all of its investments may be in the United States or another country.

The Fund may invest up to 5% of its assets at the time of purchase in warrants. The Fund may invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be convertible into common stock. The Fund may invest in collateralized mortgage obligations. The Fund may buy and sell financial futures contracts and options on financial futures contracts and may write, purchase or sell puts and calls on foreign currencies and securities. The Fund may invest in "when issued" securities, and securities of foreign issuers. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). For a further discussion of these investments, see "Risk Factors."

There is no limit on the amount the Fund may invest in any one country or in securities denominated in the currency of any one country. Normally the Fund will invest in three countries besides the United States. However, the Fund may invest solely in the securities of one country such as the United States when economic conditions warrant, such as an extreme undervaluation of the currency and exceptionally high returns of that country's currency relative to other currencies.

                                 RISK FACTORS

Assets of the Funds are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Funds may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

The Funds may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. In addition, some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold funds in foreign currencies, the value of the assets of the Fund (and thus its net asset value) will be affected by changes in currency exchange rates. See "Foreign Currency and Foreign Currency Transactions" below. Transactions in the securities of foreign issuers may be subject to settlement delays. See "Taxes" in the Prospectus and "Risks in Investing in Foreign Securities" in the Statement of Additional Information. However, the Adviser (or Sub-Adviser) believes that diversification of assets on an international basis decreases the degree to which events in any one country will adversely affect an entire portfolio.

Gold and Natural Resources Fund and Worldwide Hard Assets Fund invest in South African issuers. Political and social conditions in South Africa, due to the exclusionary political system of the South African government and unsettled political conditions which could recur in South Africa and neighboring countries, may pose certain risks to the Funds investments. If aggravated by local or international developments, such risks could have an adverse effect on investments in South Africa, including the Funds investments and, under certain conditions, on the liquidity of the Funds portfolio and its ability to meet shareholder redemption requests. The ability of the Funds to invest, or hold their investments, in South African companies may be further affected by changes in United States or South African laws or regulations.

In addition to investing directly in the securities of United States and foreign issuers, the Funds may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares
(ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). ADRs, EDRs, ADSs and GDSs are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank. Generally, ADRs, in registered form, are designed for use in United States securities markets.

Foreign brokerage commissions and custodial expenses are generally higher than in the United States. Dividend collection fees on foreign securities and ADRs are generally higher than on United States securities and dividends and interest may be subject to foreign withholding tax at their source which may not be permitted to be passed through to shareholders.

EMERGING MARKETS SECURITIES

Investments of the Funds may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

Many of these emerging markets limit the percentage foreign investors, such as the Funds, may own of their domestic issuers by requiring that such issuers issue two classes of shares--"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Funds were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Funds could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings or to vote at stockholders' meetings (while foreign holders of foreign shares would participate). If the Funds were to own local shares and could not participate in a stock, warrant or other distribution, the Funds could suffer material dilution of their interest in that issuer and the value of its holdings could decline dramatically causing a loss on its investment. Generally, it is expected that the Funds will hold foreign shares. However, because of their limited number foreign shares may, at times, not be available for purchase by the Funds or, if available, the premiums may be, in the opinion of the Adviser or Sub-Adviser, unjustified or prohibitively high. In order to participate in these markets, the Funds may deem it advisable to purchase local shares which may expose the Funds to the additional risks described above. The Funds will only purchase local shares where foreign shares are not available for purchase and, when in the opinion of the Adviser or Sub-Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Funds. Where permitted by local law, the Funds will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser or Sub-Adviser will be able to assess these risks accurately or that the Funds will be able to convert their local shares to foreign shares or that dilution will not result.

The securities markets in the emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. A Fund's ability to participate fully in the markets may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. In addition, limited liquidity may impair a Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in many developing countries in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which a Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by a Fund in particular securities.

PRECIOUS METALS

Gold and Natural Resources Fund and Worldwide Hard Assets Fund may invest in precious metal coins (including gold, silver, platinum and palladium) which have no numismatic value. The value of such coins moves correspondingly with the price of bullion in that the value of the coins is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. The Funds incur additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Funds and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Funds portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals.

In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured since they are readily saleable to dealers which maintain markets in such coins. The Funds will maintain their precious metal coins and bullion with Wilmington Trust Company.

Precious metal trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Gold and other precious metals are also subject to governmental action for political reasons. Markets are, therefore, at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Under current U.S. tax law, the Funds may not receive more than 10% of their respective yearly income from gains resulting from selling precious metals or any other physical commodity. The Funds may be required, therefore, to hold their precious metals or sell them at a loss, or to sell their portfolio securities at a gain, when they would not otherwise do so for investment reasons.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

Since some foreign securities in which the Funds may invest may be denominated in foreign currencies, and since these Funds may temporarily hold foreign currencies, the value of the assets of the Funds (and thus their net asset values) may be affected by changes in currency exchange rates. The Funds performance will be less favorable if foreign currency exchange rates move adversely, relative to the U.S. Dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Funds may invest in a variety of derivatives. The Funds may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The Funds will enter into foreign currency contracts for hedging purposes only and not for speculation. The Funds may also use foreign currency contracts to hedge the U.S. Dollar value of a security which they already own or anticipate purchasing. A forward currency contract may thus help reduce a Fund's losses on a security when a foreign currency's value changes. The Funds will enter into forward contracts to duplicate a cash market transaction. However, the Funds will invest in securities including short-term obligations, denominated in a range of foreign currencies and the value of the Funds will be affected by changes in currency exchange rates. The Funds will not purchase or sell foreign currency as an investment except the Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund may enter into currency swaps. See "Futures Contracts and Options on Futures Contracts" and "Hedging Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

CURRENCY SWAPS

Worldwide SmallCap Fund, Worldwide Balanced Fund and Worldwide Hard Assets Fund may enter into currency swaps solely for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, a Fund may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. Worldwide Hard Assets may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g. energy).

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Adviser or Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

OPTIONS

For hedging and other purposes (such as creating synthetic positions), each Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

As the holder of a call or put option, each Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options they have purchased, sell them, exercise them or permit them to expire.

The Funds may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of written put option) the underlying asset at the exercise price. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Funds may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Funds may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be limited to 10% of total net assets of a Fund, except that Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund will be limited to 15% of total net assets.

FUTURES CONTRACTS

The Funds may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Gold and Natural Resources Fund and Worldwide Hard Assets Fund may also buy and sell commodity futures contracts which may include futures contracts on gold and other natural resources and on gold and other natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

Worldwide Hard Assets Fund and Gold and Natural Resources Fund may invest in commodity futures contracts and in options on commodity futures contracts (collectively, "commodity interests"). Trading in commodity interests involves numerous risks such as leverage, illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the commodity interests' underlying commodities. Commodity markets are highly volatile. In the event that a Fund is required to take delivery of a commodity, such commodity will be deemed to be illiquid, and the Fund will bear the cost of storing the commodity until such commodity is sold and may incur substantial costs in its disposition. The Funds will not use commodity futures contracts for leveraging purposes in excess of applicable limitations.

When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. A Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts except that with respect to Worldwide Balanced Fund, Worldwide Hard Assets Fund and Worldwide SmallCap Fund, margin deposits for futures positions entered into for BONA FIDE hedging purposes, as such term is defined in the Commodity Exchange Act, are excluded from the 5% limitation.

The Funds may write, purchase or sell put and call options on financial futures contracts and, in addition, the Gold and Natural Resources Fund and Worldwide Hard Assets Fund may write, purchase or sell put and call options on commodity futures contracts. The Funds may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, which may be a long or short position, cash or high quality debt instruments equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus the Gold and Natural Resources Fund and Worldwide Hard Assets Fund could be prevented from liquidating their positions and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors--Foreign Securities."

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

Options and futures contracts can be used by the Funds as part of various hedging techniques and strategies.

Worldwide SmallCap Fund does not currently, and has no present intention to use hedging as an investment strategy, however, the Fund may do so in the future.

When the Funds intend to acquire securities (or gold bullion or coins in the case of the Gold and Natural Resources Fund and Worldwide Hard Assets Fund) for their portfolios they may use call options or futures contracts as a means of fixing the price of the security (or gold) they intend to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Funds in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Funds hold a call option rather than the underlying security itself, the Funds are partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Funds would experience a loss as if they had owned the underlying security.

To protect against anticipated declines in the value of the Funds' investment holdings the Funds may use options, forward and futures contracts, structured notes (Worldwide Hard Assets Fund), and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser (or Sub-Adviser) deems desirable to hold for tax or other considerations or for investment reasons. One defensive technique involves selling a futures or forward contract, purchasing a put option or entering into a swap agreement whose value is expected to be inversely related to the security or asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract, put option or swap. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Funds may hedge against changes in the value of the U.S. dollar in relation to a foreign currency in which portfolio securities of the Funds may be denominated. A Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. Last, where the Funds use options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Funds may use futures contracts and options, forward contracts and swaps as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. However, since the financial markets in the developing countries are not as developed as in the United States, these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks or enter into certain transactions. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser (or Sub-Adviser) for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, each of the Funds experience large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market--i.e., purchased securities.

Consistent with the hedging strategy described above, the Funds may invest in options and futures contracts and options on futures contracts on foreign currencies for the purpose of hedging against a decline in the value of certain U.S. Dollar denominated securities or other "cross-hedging" strategies. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. For example, the Funds could hedge against a currency-related decline in the value of a security denominated in Deutschemark by taking a short position in the Swiss franc. The Adviser (or Sub-Adviser) believes that the value of certain U.S. Dollar denominated debt securities is affected by fluctuations in the value of the U.S. Dollar relative to foreign currencies. Furthermore, the Adviser (or Sub-Adviser) believes it can identify those currencies whose value is likely to move inversely with the value of the U.S. Dollar. By investing a portion of a Fund's assets in options or futures contracts on those identified currencies, the Adviser (or Sub-Adviser) believes that it may be able to reduce the Fund's exposure to declines in the value of U.S. Dollar denominated securities attributable to currency value fluctuations. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated a Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations are, because of liquidity considerations, limited to 10% of total net assets of a Fund, except that Worldwide Hard Assets Fund, Worldwide SmallCap Fund and Worldwide Balanced Fund will be limited to 15% of total net assets.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's (or Sub-Adviser's) belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Funds may invest. For example, because the Gold and Natural Resources Fund invests in securities whose value is related to the price of gold or other natural resources, it may use options or futures contracts on gold or other natural resources or an index as hedging instruments. However, there can be no assurances that in the case of foreign currencies the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Funds on their investments in the hedging positions.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Funds.

REPURCHASE AGREEMENTS

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Funds will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser (or Sub-Adviser), acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Funds enter into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

DEBT SECURITIES

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer and the value of a Hard Asset if linked to the value of a Hard Asset. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P's or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities and lower-rated securities present greater risk of default. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser (or Sub-Adviser) if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser (or Sub-Adviser).

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds will not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

REAL ESTATE SECURITIES

Although Gold and Natural Resources Fund and Worldwide Hard Assets Fund will not invest in real estate directly, each of these Funds may invest a percentage of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. Worldwide Hard Assets Fund may invest up to 50% of its assets in such securities. Gold and Natural Resources Fund and Worldwide Hard Assets Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risk associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rated rise, the value of the REIT may decline).

ASSET-BACKED SECURITIES

Worldwide SmallCap Fund, Worldwide Balanced Fund, Worldwide Hard Assets Fund and Worldwide Bond Fund may invest in asset-backed securities. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement. The issuer of asset-backed securities may not, in certain instances, be able to perfect its security interest in the underlying collateral.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

The Funds (except Gold and Natural Resources Fund) may invest in CMOs. CMOs are fixed-income securities which are collateralized by pools of mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers. In effect, CMOs "pass through" the monthly payments made by individual borrowers on their mortgage loans. Timely payment of interest and principal (but not the market value) of these pools is supported by various forms of insurance or guarantees issued by U.S. Government agencies, private issuers and the mortgage poolers. The Funds may buy CMOs without insurance or guarantees if, in the opinion of the Adviser, the pooler is creditworthy or if rated A or better by S&P or Moody's. S&P and Moody's assign the same rating classifications to CMOs as they do to bonds. Prepayments of the mortgages included in the mortgage pool may influence the yield of the CMO. In addition, prepayments usually increase when interest rates are decreasing, thereby decreasing the life of the pool. As a result, reinvestment of prepayments may be at a lower rate than that on the original CMO. In the event that any CMOs are determined to be investment companies, the Funds will be subject to certain limitations under the 1940 Act.

LOANS OF PORTFOLIO SECURITIES

The Funds may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Funds may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Funds will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Funds might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Funds.

BORROWING

The Funds may borrow up to 30% of the value of their net assets to increase their holdings of portfolio securities. Under the Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

COMMERCIAL PAPER

Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. See "Risk Factors--Commercial Paper" in the Statement of Additional Information.

DIRECT INVESTMENTS

Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund may invest up to 10% of their total assets in direct investments; however, the Funds do not currently intend to invest more than 5% of their total net assets in direct investments. For more information, see "Risk Factors--Direct Investments" in the Statement of Additional Information.

TEMPORARY DEFENSIVE STRATEGIES

During periods of less favorable economic and/or market conditions, the Funds may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

                           LIMITING INVESTMENT RISKS

While an investment in any of the Funds is not without risk, each Fund follows certain policies in managing its investments which may help to reduce risk. These policies may not be changed without shareholder approval. The following are some of the more significant investment limitations:

  1. A Fund will not invest more than 10% of the value of its total net assets in securities which are "illiquid" (including repurchase agreements which mature in more than seven days and over-the-counter foreign currency options), except that Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund will not invest more than 15% of the value of their total net assets in such securities.

  2. A Fund will not purchase more than 10% of any class of securities of any issuer, including more than 10% of its outstanding voting securities, except that Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund may purchase more than 10% of any non-voting class of securities and Worldwide Balanced Fund and Worldwide Bond Fund will not invest more than 25% of the value of their total assets in securities of any one industry.

  3. A Fund will not invest more than 10% of its total assets in securities of other investment companies.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the Statement of Additional Information.

                                  MANAGEMENT

TRUSTEES

The management of the Funds' business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and Officers of the Funds, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, located at 99 Park Avenue, New York, New York 10016, serves as investment adviser and manager to the Gold and Natural Resources Fund, Worldwide Hard Assets Fund and Worldwide Bond Fund pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the Funds and furnishes the Funds with a continuous investment program which includes determining which securities should be bought, sold or held.

Madis Senner--Portfolio Manager of Worldwide Bond Fund is responsible for managing the Fund's portfolio of investments. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner has 12 years experience in the investment business.

Worldwide Hard Assets Fund is managed by an asset allocation committee (the Hard Assets team) which is chaired by Mr. John van Eck. The members of the asset allocation committee for the Fund are listed below:

John C. van Eck--Co-Portfolio Manager of the Fund and Chairman of the Fund's asset allocation committee, is responsible for managing the Fund's portfolio of investments. He is Chairman of the Adviser and previously served as the portfolio manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

Derek S. van Eck--Serves as Co-Portfolio Manager and a member of the asset allocation committee for the Fund. He is Director of Global Investments and Executive Vice President of the Adviser and an officer and portfolio manager of other mutual funds advised by the Adviser.

William Trebilcock--Serves as an analyst and a member of the asset allocation committee for the Global Hard Assets Fund. Mr. Trebilcock serves as Director of Mining Research for the Adviser. Mr. Trebilcock has 28 years of experience in his field.

Madis Senner--Serves as an analyst and a member of the asset allocation committee for the Fund. Mr. Senner's biography is set forth above.

Kevin Reid--Serves as an analyst and a member of the asset allocation committee for the Fund. Mr. Reid is Director of Real Estate Research at the Adviser and an officer of the Fund.

Lucille Palermo--Serves as an analyst and a member of the asset allocation committee for the Fund. She is Associate Director, Mining Research of the Adviser and an officer and portfolio manager of other mutual funds advised by the Adviser. Ms. Palermo has 20 years of experience in the investment business.

Gold and Natural Resources Fund is managed by Henry J. Bingham and Derek S. van Eck. The gold and precious meals portion of the portfolio is managed by Mr. Bingham and the natural resources portion is managed by Mr. Derek van Eck and the other members of the Hard Assets team.

Henry J. Bingham, Executive Vice President of Van Eck Investment Trust, is responsible for managing the gold and precious metals portion of Gold and Natural Resources Fund's portfolio of investments and has been serving in such capacity since the Fund commenced operations. He is Executive Managing Director of the Adviser and President of the International Investors Gold Fund series of Van Eck Funds which is advised by the Adviser.

Pictet International Management Limited ("PIML"), Cutlers Gardens, 5 Devonshire Square, London, United Kingdom EC2M 4LD, serves as sub-investment adviser to the Worldwide SmallCap Fund pursuant to a Sub-Investment Advisory Agreement with the Adviser. PIML manages the investment operations of the Worldwide SmallCap Fund and furnishes the Fund with a continuous investment program that includes which securities should be bought, sold or held. The Adviser manages and administers the business and affairs of the Fund. As compensation for its services, PIML is paid a monthly fee at an annual rate of
 .50% of
average daily net assets by the Adviser from the advisory fee it receives from the Fund. PIML does not serve as an investment adviser to other registered investment companies with similar investment mandates as that of the Worldwide SmallCap Fund.

PIML is an operating company of Pictet (London) Limited, an affiliate of Pictet & Cie ("Pictet"). Pictet was founded in 1805 and is the leading private bank in Switzerland. Pictet is the largest specialist investment bank domiciled in Europe. Pictet has a worldwide network of offices employing over 200 investment professionals in Geneva, London, Zurich, Luxembourg, Hong Kong, Tokyo, Montreal and Nassau. PIML has access to all of Pictet's investment infrastructure. As of December 31, 1994, total assets under management by Pictet and its affiliates, including PIML, on behalf of all clients, amounted to approximately $40 billion.

PIML assigns a team of managers led by a Chief Investment Officer. The primary portfolio managers for the Worldwide SmallCap Fund are listed below.

Fabien Pictet--Investment Director of the Fund has been serving in such capacity since the Fund commenced operations. Mr. Pictet, a Director of PIML, joined PIML in 1986 and has been responsible for establishing PIML's international small companies and emerging market programs. Prior to joining PIML, Mr. Pictet spent three years as an Assistant Vice President with Merrill Lynch in New York, working in international institutional sales.

Nicholas Johnson--PIML's Chief Investment Officer and Chief Investment Officer of the Fund has been serving in such capacity since the Fund commenced operations. Mr. Johnson is responsible for all aspects of the investment process including global asset allocation. Prior to joining PIML in 1993, Mr. Johnson specialized in Japanese and Asian investments at Invesco MIM, where he had been head of international investment responsible for investment operations outside of North America.

Jonathan Neill--Senior Investment Manager of the Fund has been serving in such capacity since the Fund commenced operations. Mr. Neill is jointly responsible for worldwide small companies and emerging markets. Prior to joining PIML in 1990, Mr. Neill worked for two years with Mercury Asset Management as an investment manager responsible for specialist international funds.

Douglas Polunin--Senior Investment Manager of the Fund has been serving in such capacity since the Fund commenced operations. Mr. Polunin joined PIML in 1989 and is jointly responsible for worldwide small companies and emerging markets. Prior to joining PIML, Mr. Polunin spent two and a half years with the Union Bank of Switzerland in London where he was in charge of the Discretionary Portfolio Management section. Before that, he spent four years as an equity analyst with UBS in Switzerland.

Fiduciary International Inc. ("FII"), Two World Trade Center, New York, New York 10048, serves as sub-investment adviser to the Worldwide Balanced Fund pursuant to a Sub-Investment Advisory Agreement with the Trust. FII manages the investment operations of the Worldwide Balanced Fund and furnishes the Fund with a continuous investment program that includes which securities should be bought, sold or held. The Adviser manages and administers the business and affairs of the Fund. As compensation for its services, FII is paid a monthly fee at an annual rate of .50% of average daily net assets by the Adviser from the advisory fee it receives from the Fund. FII serves as an investment adviser to other registered investment companies.

FII is an indirect subsidiary of Fiduciary Trust Company International ("FTCI"). FTCI is a New York State chartered bank specializing in investment and administration of assets for pensions and other institutional accounts including individuals and families. FII has access to all of FTCI's investment infrastructure. FTCI began investing globally in the 1960's and serves its worldwide investment management and custody clients from offices in New York, Los Angeles, Miami, Washington, D.C., London, Geneva and Hong Kong. FTCI has over 60 investment professionals. FTCI has over 30 years of experience in global management with over $13 billion managed under the global balanced discipline. As of December 31, 1994, total assets under management by FII and its parent organization FTCI, on behalf of all clients, amounted to over $27 billion.

FII assigns a team of managers led by a global strategist, which includes a global equity manager and a global fixed-income manager, to manage the Fund's portfolio of investments. The team consults with the FTCI research department, which includes international analysts who specialize in the equity markets of Japan, Europe, the Pacific Basin and Latin America, when making investment decisions. The three primary portfolio managers for the Worldwide Balanced Fund (the "Fund") are listed below;

Anne M. Tatlock--Global Strategist of the Fund has been serving in such capacity since the Fund commenced operations. Ms. Tatlock joined FTCI in 1984 and is currently President of the company where she is responsible for managing institutional investment management. Ms. Tatlock is head of the Institutional Investment Department and a member of the Board of Directors, the International Investment Committee and the Investment Policy Committee at FTCI.

Brian Hopkinson--FII's Portfolio Manager of the Fund has been serving in such capacity since the Fund commenced operations. Mr. Hopkinson joined FTCI in 1986 after 12 years with Legal Assurance Society, Ltd. and C.S. Investments. He is a Senior Vice President and Senior Global Equity Manager of FTCI as well as a member of the International Investment Committee at FTCI.

Anthony S. Gould--Fixed Income Portfolio Manager of the Fund has been serving in such capacity since July, 1995. Mr. Gould joined FTCI in 1995 following six and a half years at BZW Investment Management, the asset management subsidiary of the Barclays Group. He is a Vice President of FTCI where he is responsible for the management of global and international fixed income portfolios for institutions.

Gold and Natural Resources Fund and Worldwide Bond Fund each pays the Adviser a monthly fee at the annual rate of 1% of the first $500 million of the average daily net assets of the Fund, .90 of 1% of the next $250 million of the average daily net assets and .70 of 1% of the average daily net assets in excess of $750 million. The Worldwide SmallCap Fund and Worldwide Balanced Fund each pays the Adviser a monthly fee at the annual rate of .75 of 1% of average daily net assets. Worldwide Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets which includes the fee paid to the Adviser for accounting and administrative services. Van Eck Associates Corporation also performs accounting and administrative services for the Worldwide SmallCap Fund, and Worldwide Balanced Fund and is paid a fee at an annual rate of .25 of 1% of the Fund's average daily net assets. The advisory fees paid to the Adviser with respect to the Funds are higher than the fees paid by most investment companies because of the complexities of managing these types of funds (such as following trends, industries and companies in many different countries and stock and bond markets throughout the world) but are comparable to the fees charged to other investment companies with similar objectives for comparable services.

With respect to the Funds, the Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Funds. This has the effect of increasing the yield and total return of the Fund during this period.

The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the Act and manages or advises managers of portfolios of pension plans and others.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of the Adviser. At December 31, 1994 total aggregate assets under the management of Van Eck Associates Corporation were approximately $1.8 billion.

The Funds sell their shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for such separate accounts. The Funds currently do not foresee any disadvantages to variable annuity and variable life contract owners arising out of the fact that the Funds offer their shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its/their investments in one or more Funds and shares of another fund may be substituted. This might force a Fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of a Fund to any separate account or may suspend or terminate the offering of shares of a Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of a Fund.

EXPENSES

Each Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Funds pay: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or Sub-Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Funds with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Funds. The Adviser or Sub-Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or Sub-Adviser or their affiliates. The Adviser will, pursuant to the investment advisory agreement to be approved by shareholders, require each Fund to reimburse it for its costs for trading portfolio securities and maintaining books and records of each Fund, including general ledger and daily net asset value accounting.

The organizational expenses which were initially paid by the Adviser, were reimbursed to the Adviser by the Funds and are being amortized by the Funds over sixty successive equal monthly installments.

                               HOW TO BUY SHARES

Shares of the Funds are offered only for purchase by separate accounts of insurance companies as an investment medium for Contracts.

Van Eck Securities Corporation (the "Distributor"), located at 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation in connection with the sale of shares of any Fund.

Shares of the Funds are sold at the public offering price which is net asset value next computed after receipt of a purchase order, provided that the purchase order is received by the Trust or the insurance company before 4:00 p.m. Eastern time. The net asset value for each Fund is computed as of the close of business on the New York Stock Exchange which is normally 4:00 p.m. Monday through Friday, exclusive of national business holidays. The assets of the Funds are valued at market value or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees.

The Funds may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business). Consequently, since the Funds will compute their net asset values only Monday through Friday, exclusive of national business holidays, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in that Fund's best interest to do so. Certificates for shares of the Funds will not be issued.

                          DIVIDENDS AND DISTRIBUTIONS

The Funds intend to distribute their net investment income in May and November and any net realized capital gains resulting from the investment activity annually in May.

All dividends and capital gains distributions paid on shares of the Funds are automatically reinvested in additional shares of that Fund on the dividend payable date at the net asset value determined at the close of business on the reinvestment price date. The fiscal year of each of the Funds ends on April 30.

                             HOW TO REDEEM SHARES

Shares of the Funds are redeemed at their net asset value next determined after receipt of the order to redeem without the imposition of any sales commission or redemption charge. However, certain deferred sales charges and other charges may apply under the terms of the Contracts, which charges are described in the Contract prospectus. Payment for the redemption of shares is made by the Fund to the separate account in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt by the Trust or insurance company of a request in proper form provided the request is received prior to 4:00 p.m. Eastern time. The market value of the securities in the Funds is subject to daily fluctuations and the net asset value of the Funds' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original purchase price for such shares.

                               FEDERAL TAXATION

Each Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code (the "Code") and will not pay federal income tax to the extent that it distributes its net taxable investment income and capital gains.

Section 817(h) of the Code provides that certain variable contracts, based upon one or more segregated asset accounts of a life insurance company, will not be treated as annuity, endowment or life insurance contracts for any period during which the investments made by such accounts are not adequately diversified. The regulations promulgated under section 817(h) of the Code, specify various investment diversification requirements. In addition, the regulations provide that an investment by a segregated asset account of a life insurance company in a qualifying RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account. Each Fund intends to invest so as to enable the Contracts to satisfy the diversification requirements imposed by Section 817(h) of the Code and the applicable regulations.

The tax treatment of payments made by a separate account to a Contract holder is described in the Contract prospectus.

                           DESCRIPTION OF THE TRUST

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989. Effective April 12, 1995, Van Eck Investment Trust changed its name to Van Eck Worldwide Insurance Trust.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each Fund, $.001 par value. To date, five series or Funds of the Trust have been authorized, which shares constitute the interests in the Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund, described herein. Shares of Worldwide SmallCap Fund are not currently offered to the public.

The Gold and Natural Resources Fund is classified as a diversified fund and Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund are classified as non-diversified funds under the Act. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A non-diversified fund is any fund other than a diversified fund. A "series" is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of a Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants.The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund but require a separate vote of one of the other Funds. In accordance with the Act, under certain circumstances the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Funds, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders. See the applicable Contract prospectus for information regarding Contract holders' voting rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Funds' Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION

ADVERTISING

From time to time the Funds may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

Worldwide Bond Fund may advertise performance in terms of 30-day yield, which is computed by dividing the net investment income per share earned during the 30 days by the offering price per share on the last day of the period. Yield of the Fund is a function of the kind and quality of the instruments in the Fund's portfolio, maturity, operating expenses and market conditions.

The Funds may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge (currently, the Funds do not impose a sales charge on investments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Funds are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Funds may advertise aggregate total return for a special period of time which is determined by ascertaining the percentage change in the net asset value of shares of a Fund initially purchased assuming reinvestment of dividends and capital gains distribution on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

The Funds may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Funds may compare their performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Gold and Natural Resources Fund is rated in the "Gold Oriented Funds" category, Worldwide Bond Fund in the "World Income Funds" category and Worldwide Balanced Fund is rated in the "Balanced Funds" category. The Morgan Stanley Capital International Indices and the Salomon Brothers World Global Bond Index are two such indices to which the Worldwide Bond Fund and Worldwide Balanced Fund may be compared, and the Gold and Natural Resources Fund may be compared to indices such as the historical price of gold, the Standard & Poor's 500 or the Morgan Stanley Gold Mines Index. For a further discussion of advertising see "Performance" in the Statement of Additional Information.

For further information about the Funds, please call or write to your insurance company or call toll free (800) 221-2220 (in New York call (212) 687-5200 or write to the Funds at the cover page address.

CUSTODIAN

The Custodian of the assets of the Trust is Bankers Trust Company, New York, New York.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., New York, New York provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial report matters and prepares the Trust's tax return.

COUNSEL

Goodwin, Procter & Hoar, One Exchange Place, Boston, Massachusetts acts as Counsel for the Trust.

GOLD AND NATURAL
RESOURCES FUND

WORLDWIDE BOND FUND

WORLDWIDE SMALLCAP FUND

WORLDWIDE HARD ASSETS FUND

WORLDWIDE BALANCED FUND

Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity policies. This Prospectus sets forth concisely information about the Trust and Funds that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to one or more Funds. In particular, certain Funds may not be available in connection with a particular Contract or in a particular state. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Funds.

Van Eck Worldwide Insurance Trust
99 Park Avenue, New York, NY 10016

[LOGO]VAN ECK GLOBAL
      THE UNUSUAL FUNDS

September 1, 1995
As Revised on October 3, 1995

VAN ECK
WORLDWIDE
INSURANCE TRUST
PROSPECTUS

Gold and Natural
Resources Fund

Worldwide Bond Fund

Worldwide SmallCap Fund

Worldwide Hard Assets Fund

Worldwide Balanced Fund

[MAP OF THE WORLD]

[LOGO]VAN ECK GLOBAL
      THE UNUSUAL FUNDS

                       VAN ECK WORLDWIDE INSURANCE TRUST
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                                 (212) 687-5200
--------------------------------------------------------------------------------
Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company currently consisting of five separate funds: Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund (the "Funds"). Shares of the Funds are offered only to separate accounts of various insurance companies to fund the benefits of variable life insurance and variable annuity policies ("Contracts"). Each Fund has specific investment objectives. Shares of Worldwide SmallCap Fund are not currently offered to the public.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

General Information...................   2
Investment Objectives and Policies....   2
Risk Factors..........................   5
Foreign Securities....................   5
Foreign Currency Transactions.........   6
Futures and Options Transactions......   7
Repurchase Agreements.................   8
Mortgage-Backed Securities............   8
Real Estate Securities................   8
Commercial Paper......................   8
Direct Investments....................   9
Investment Restrictions...............  10
Investment Advisory Services..........  12
The Distributor.......................  14
Portfolio Transactions and Brokerage..  14
Trustees and Officers.................  16
Principal Shareholders................  18
Valuation of Shares...................  18
Taxes.................................  19
Performance...........................  20
Additional Information................  21
Financial Statements..................  21
Appendix..............................  22

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current Prospectus, dated September 1, 1995 (the "Prospectus"), which is available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth at the top of this page.

           Shareholders are advised to read and retain this Statement of Additional Information for future reference.



                      STATEMENT OF ADDITIONAL INFORMATION
                               September 1, 1995
                        As Revised on October 3, 1995

                              GENERAL INFORMATION

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987 as Van Eck Variable Insurance Products Trust. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently five series of the Trust: Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund (the "Funds"). The Gold and Natural Resources Fund is classified as a diversified fund, and Worldwide Bond Fund, Worldwide Balanced Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund are classified as non-diversified funds under the Investment Company Act of 1940 (the "1940 Act"). Shares of Worldwide SmallCap Fund are not currently offered to the public.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

WORLDWIDE SMALLCAP FUND

Worldwide SmallCap Fund will invest in equity securities of smaller capitalization companies. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. Government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage is portfolio).


WORLDWIDE HARD ASSETS FUND

The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Assets Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may also invest in "when issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, Including a description of the risks associated with each category.

Although the Fund will not invest in real estate directly, it may invest up to 50% of its assets in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

WORLDWIDE BALANCED FUND

Worldwide Balanced Fund seeks long-term capital appreciation together with current income.

Worldwide Balanced Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

GOLD AND NATURAL RESOURCES FUND

Gold and Natural Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

The Gold and Natural Resources Fund may invest in debt and equity securities of companies engaged in the exploration, development, production of gold and other natural resources. Gold, other precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may invest in South African issuers. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices.

Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals metals and natural resources sector in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

WORLDWIDE BOND FUND

Worldwide Bond Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

Total return is comprised of current income and capital appreciation. The Fund attempts to achieve its objective by taking advantage of investment opportunities in the United States as well as in other countries throughout the world where opportunities may be more rewarding and may emphasize either component of total return. Normally, the Fund will have at least 65% of its total assets invested in bonds of varying maturities.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may invest in "when issued" securities and collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Fund may invest, including a description of the risks associated with each category.

                                  RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Investments may be made from time to time by Worldwide Balanced Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund in companies in developing countries as well as in developed countries. Worldwide Hard Assets Fund and Worldwide SmallCap Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgement by a court of another jurisdiction.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.


FOREIGN CURRENCY TRANSACTIONS

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the Funds, with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. Dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts and put and call options, to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash or U.S. government securities or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Funds to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Funds are obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

If the Funds retain the portfolio security and engage in an offsetting transaction, the Funds will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FUTURES AND OPTIONS TRANSACTIONS

The Funds may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options.

The use of financial futures contracts and commodity futures contracts (Gold and Natural Resources Fund and Worldwide Hard Assets Fund) options on such futures contracts and commodities (Gold and Natural Resources Fund and Worldwide Hard Assets Fund), may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the developing countries are not as developed in the United States, these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks.

The use of financial futures and commodity futures (Gold and Natural Resources Fund and Worldwide Hard Assets Fund) contracts and options on such futures contracts and commodities (Gold and Natural Resources Fund and Worldwide Hard Assets Fund), as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, the Funds may incur a loss on their investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended, to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that less than 30% of a Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months. Another test requires that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contracts transactions may be materially limited by these tests.


REPURCHASE AGREEMENTS

The Funds will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total net assets would then be invested in such repurchase agreements and other illiquid securities, except that Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund will be limited to 15% of total net assets. A Fund will only enter into a repurchase agreement where (i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.

MORTGAGE-BACKED SECURITIES

The Funds (except Gold and Natural Resources Fund) may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole.
Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

REAL ESTATE SECURITIES

Although Gold and Natural Resources Fund and Worldwide Hard Assets Fund will not invest in real estate directly, each of these Funds may invest a percentage of its assets in equity securities of real estate investment trust ("REITs") and other real estate industry companies or companies with substantial real estate investments. Worldwide Hard Assets Fund may invest up to 50% of its assets in such securities. Gold and Natural Resources Fund and Worldwide Hard Assets Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risk associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rated rise, the value of the REIT may decline).

COMMERCIAL PAPER

Worldwide SmallCap Fund, Worldwide Balanced Fund, Worldwide Hard Assets Fund and Worldwide Bond Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates.

The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Funds to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

DIRECT INVESTMENTS

Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and
(ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Fund will, at the time of making the investment, enter into a shareholder or similar or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Sub-Adviser anticipates that these agreements will, in appropriate circumstances, provide the Fund with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Fund's investment in the enterprise. Such a representative of the Fund will be expected to provide the Fund with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Fund's direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Fund does not anticipate making direct investments in start-up operations, although it is expected that in some cases the Fund's direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Fund. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expense of the registration. In addition, in the event the Fund sells unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments.

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of a Fund's outstanding shares.

     A Fund may not:

1. Purchase or sell real estate, although the Funds may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

2. Purchase or sell commodities or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that the Funds may, for hedging purposes only, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts and the Gold and Natural Resources Fund and Worldwide Hard Assets Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts not used for hedging purposes (except that with respect to Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund, margin deposits for futures positions entered into for bona fide hedging purposes are excluded from the 5% limitation). In addition, Gold and Natural Resources Fund and Worldwide Hard Assets Fund may invest in gold bullion and coins;

3. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness (such as structured notes, indexed securities and swaps with respect to Worldwide Hard Assets Fund) and (ii) repurchase agreements. The Funds may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets;

4. As to 75% of the total assets of the Gold and Natural Resources Fund purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund;

5. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

6. Borrow money, except that each of the Funds may borrow up to 30% of the value of its net assets to increase its holding of portfolio securities;

7. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts; (iii) financial futures contracts purchased on margin
     (iv) commodity futures contracts purchased on margin (Gold and Natural Resources Fund) and;

     (v) foreign currency swaps (Worldwide SmallCap Fund, Worldwide Hard Assets Fund, Worldwide Balanced Fund);

8. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Gold and Natural Resources Fund and Worldwide Hard Assets Fund, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

9.   Make investments for the purpose of exercising control or management;

10. Invest in real estate limited partnerships or in oil, gas or other mineral leases.


The following policies have been adopted by the Board of Trustees with respect to each Fund and may be changed without shareholder approval.

     A Fund may not:

11. Exclusive of Worldwide Balanced Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund, purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of Assets; purchase more than 3% of the total outstanding voting stock of any investment company, (ii)invest more than 5% of any of the Fund's total assets in securities of any one investment company or
     (iii) invest more than 10% of such value in investment companies in general. In addition, the Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

12. Invest in securities which are (i) subject to legal or contractual restrictions on resale ("restricted securities"), or in securities for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security, if as a result, more than 10% of its total net assets would be invested in such securities and; (ii) with respect to Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of its total net assets would be invested in such securities;

13. Invest more than 5 percent of the value of its total assets in securities of companies having together with their predecessors, a record of less than three years of continuous operation (this restriction does not apply to the Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced
     Fund);

14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that the Funds may purchase or sell puts and calls on foreign currencies and on securities as described under "Options Transactions" herein and in the Prospectus and that these Funds may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Gold and Natural Resources Fund and Worldwide Hard Assets Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon;

15. Purchase participations or other interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs;

16. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges or more than 2% of the value of the assets of a Fund (except Worldwide Balanced Fund, Worldwide SmallCap Fund and Worldwide Hard Assets Fund) in warrants which are not listed. Warrants acquired in units or attached to securities are not included in this restriction;

17. Mortgage, pledge or otherwise encumber its assets except to secure borrowings effected within the limitations set forth in restriction (6);

18. Make short sales of securities, except that the Funds may engage in the transactions specified in restrictions (1), (2) and (14);

19. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, may make initial or maintenance margin payments in connection with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (6);

20. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account;

21. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.


                          INVESTMENT ADVISORY SERVICES

The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of August 30, 1989. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold or held.

Fiduciary International, Inc. ("FII"), a New York Corporation, is sub-advisor to the Worldwide Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated May 31, 1994. Pictet International Management Limited ("PIML"), a United Kingdom corporation, is sub-adviser to the Worldwide SmallCap Fund pursuant to a Sub-Investment Advisory Agreement dated May 31, 1994.

The Adviser (and Sub-Adviser) provides the Funds with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering the affairs of the Funds. Except as provided for in the Advisory Agreement or Sub-Investment Advisory Agreement, the Adviser (and Sub-Adviser) compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The advisory fee is computed daily and paid monthly.

The Advisory and Sub-Advisory Agreements provide that they shall each continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by the Trustees of the Trust, and (ii) in either event a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned within the meaning of the 1940 Act. The Advisory Agreements for Gold and Natural Resources Fund, Worldwide Bond Fund and Worldwide Hard Assets Fund were reapproved by the Board of Trustees on April 18, 1995. The Sub-Advisory Agreements for Worldwide Balanced Fund and Worldwide SmallCap Fund were reapproved by the Board of Trustees on April 18, 1995.

The expenses borne by each of the Funds include the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' fees and expenses, brokerage commissions for portfolio transactions, taxes, (if any), the advisory and administrative fees, extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholder and Trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses, expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters), fees of Trustees who are not "interested persons" of the Adviser, membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser.

The management fee for each of Gold and Natural Resources Fund and Worldwide Bond Fund is based on an annual rate of 1% of the first $500 million of average daily net assets, .90 of 1% on the next $250 million and .70 of 1% in excess of $750 million. Worldwide SmallCap Fund and Worldwide Balanced Fund each pays the Adviser a fee of .75 of 1% of average daily net assets. From this fee the Adviser pays the Sub-Adviser a fee of .50 of 1% of average daily net assets. The management fee for the Worldwide Hard Assets Fund is computed daily and paid monthly at an annual rate of 1% of average daily net assets, which includes the fee paid to the Adviser for accounting and administrative services.

The Adviser also performs accounting and administrative services for Worldwide Balanced Fund and Worldwide SmallCap Fund pursuant to a written agreement. For these accounting and administrative services, Worldwide Balanced Fund and Worldwide SmallCap Fund each pay .25 of 1% of their respective average daily net assets.

For the fiscal years ended April 30, 1993, April 30, 1994 and April 30, 1995, the Adviser earned fees, with respect to Gold and Natural Resources Fund, of $104,410 $466,722 and $837,780, respectively. The Adviser earned fees for the same periods with respect to Worldwide Bond Fund of $440,870, $582,521 and $641,065, respectively. There were no fee waivers or expense reimbursements with respect to these Funds for this period. Both the Adviser and Sub-Adviser of Worldwide Balanced Fund waived fees from the date of the Fund's commencement of operations (December 23, 1994) to April 30, 1995. In addition, during the same time period the Adviser assumed the operating expenses of Worldwide Balanced Fund.

Under the Advisory Agreement and the Administrative Services Agreement the Adviser determines the net asset value per share and maintains the accounting records of the Funds. For these services the agreement provides for reimbursement to the Adviser.

Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust.

                                THE DISTRIBUTOR

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation.
The Trustees of the Trust have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreements for Gold and Natural Resources Fund, Worldwide Balanced Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Bond Fund were reapproved by action of the Trustees on April 18, 1995.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser (or Sub-Adviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's (or Sub-Adviser's) policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser (or Sub-Adviser) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

The Adviser (or Sub-Adviser) may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser (or Sub-Adviser) is considered to be in addition to and not in lieu of services required to be performed by the Adviser (or Sub-Adviser) under its Advisory Agreement or Sub-Advisory Agreement with the Trust. The research services provided by broker-dealers can be useful to the Adviser in serving its other clients or clients of the Adviser's (or Sub-Adviser's) affiliates.

The Trustees periodically review the Adviser's (or Sub-Adviser's) performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser (or Sub-Adviser) or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser (or Sub-Adviser) to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser (or Sub-Adviser) considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser (or Sub-Adviser) may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser (or Sub-Adviser), such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Gold and Natural Resources Fund and Worldwide Balanced Fund anticipate that their annual portfolio turnover rates will not exceed 100%. For fiscal years ended April 30, 1995, April 30, 1994 and April 30, 1993, the portfolio turnover rate for Gold and Natural Resources Fund was 23.30%, 15.84% and 14.61%, respectively, and the Adviser anticipates the turnover rate for the current fiscal year will remain below 100%.

The annual portfolio turnover rate of the Worldwide Bond Fund may exceed 100%. For fiscal years ended April 30, 1995, April 30, 1994, and April 30, 1993, the portfolio turnover rate was 265.87%, 37.59% and 248.21%, respectively, and the Adviser anticipates the turnover rate for the current fiscal year will also exceed 100%. Due to the high rate of turnover, the Fund will pay a greater amount in brokerage commissions than a similar size fund with a lower turnover rate, though commissions are not generally charged in fixed-income transactions. In addition, since the Fund may have a high rate of portfolio turnover, the Fund may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information. The portfolio turnover rates of all the Funds may vary greatly from year to year. As Worldwide Balanced Fund recently commenced operation, it did not experience any portfolio turnover for the fiscal year ended April 30, 1995.

The Adviser does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. For the fiscal year ended April 30, 1993, Gold and Natural Resources Fund paid $58,868 in brokerage commissions and Worldwide Bond Fund paid $19,200 in brokerage commissions. For the fiscal year ended April 30, 1994, Gold and Natural Resources Fund paid $187,464 and Worldwide Bond Fund paid $8,640 in brokerage commissions. For the fiscal year ended April 30, 1995, Gold and Natural Resources Fund paid $250,357, Worldwide Bond Fund paid $24,354 and Worldwide Balanced did not pay any brokerage commissions.

                             TRUSTEES AND OFFICERS

The Trustees and Officers of the Trust, their addresses, positions with the Trust and principal occupations during the past five years are set forth below.

Trustees of Van Eck Worldwide Insurance Trust:

*.JOHN C. van ECK, C.F.A. - Chairman of the Board and President
-------------------------
     270 River Road, Briarcliff Manor, New York; Chairman of the Board and President of other affiliated investment companies advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser), Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former Director (1992-1995), Abex Inc. (aerospace); Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment); Former Director (1986-1992) The Henley Group, Inc. (technology and health).

 .#+JEREMY H. BIGGS - Trustee
------------------
     1220 Park Avenue, New York, New York 10128; Trustee of other affiliated investment companies advised by the Adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc., which serves as Sub-Adviser to the Worldwide Balanced Fund; Chairman of the Board to all funds of Ventures Advisers Group (mutual fund management company); Former Director, International Investors Incorporated (1990-1991).

#+RICHARD C. COWELL - Trustee
-------------------
     121 El Bravo Way, Palm Beach, Florida; Trustee of other affiliated investment companies advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Director, Compo Industries, Inc. (machinery manufacturer); Former Director (1978-1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983), Duncan Gold Resources Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-
     1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-1982), Western World Insurance Co; Former Director, International Investors Incorporated (mutual fund).

 .RODGER A. LAWSON - Trustee
-----------------
     330 East 38th Street, New York, New York 10016; Trustee of other affiliated investment companies advised by the adviser; President of the Adviser; President of Van Eck Securities Corporation; Former Managing Director and Head of Global Private banking and Mutual Funds, Bankers Trust Company (1992-1994); Former Managing Director, Member of the Management Committee, and President/CEO of Fidelity Investments Retail Group, FMR Corp. (1985-
     1991); Former Corporate Officer, Member of the Management Committee, and Head of Retail and Institutional Businesses, Dreyfus Corporation (1982-
     1985).

#+WESLEY G. McCAIN - Trustee
------------------
     144 East 30th Street, New York, New York; Chairman, Towneley Capital Management, Inc., (investment adviser); Chairman, Eclipse Financial Asset Trust (mutual fund); Trustee of other affiliated investment companies advised by the Adviser; General Partner, Pharoah Partners, L.P.; President, Millbrook Associates, Inc.; Trustee, Libre Group Trust; Chairman, Eclipse Financial Services, Inc.; Former Director, International Investors Incorporated (mutual fund); and Former Secretary and Treasurer, Millbrook Advisers, Inc. (investment adviser) Former Chairman, Finacor, Inc. (financial services).

DAVID J. OLDERMAN - Trustee
-----------------
     560 Lexington Avenue, New York, New York 10022; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railock, Inc., (farm equipment manufacturing-1979-
     1984); Head of Corporate Finance, Halsey Stuart (investment Banking-1974-
     1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

#*RALPH F. PETERS - Trustee
-----------------
     R.D. 2, Box 255, Strimples Mill Road, Stockton, New Jersey 08559; Trustee of other affiliated investment companies advised by the Adviser; Former Chairman of the Board and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund Inc., New York; Former Director, International Investors Incorporated.

RICHARD STAMBERGER - Trustee
------------------
     888 17th Street, N.W., Washington, D.C. 20006; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

**.FRED M. van ECK - Trustee
------------------
     99 Park Avenue, New York, New York; Private Investor; Trustee of other affiliated investment companies advised by the Adviser; Director, Van Eck Associates Corporation; Director, Van Eck Securities Corporation; Former General Partner (1950-1976) J. H. Whitney & Co. (venture capital).

Officers of the Trust:

HENRY J. BINGHAM - Executive Vice President
----------------
     99 Park Avenue, New York, New York; President, International Investors Gold Fund series of Van Eck Funds; Executive Managing Director, Van Eck Associates Corporation; Executive Vice President of other affiliated investment companies advised by the Adviser; Former Director and Vice President (1978-1983), United Services Gold Shares Inc., United Services Group of Funds, Inc. and The Good and Bad Times Fund, Inc. (mutual funds) and Growth Research and Management, Inc. (investment adviser). Formerly General Partner and Director of Spencer Trask & Co.

MADIS SENNER - Executive Vice President
------------
     99 Park Avenue, New York, New York; President of Worldwide Bond Fund; Director, Global Fixed Income of the Adviser; Executive Vice President of other affiliated investment companies of the Adviser; President of World Income Fund series of Van Eck Funds; Former Global Bond Manager, Chase Manhattan Private Bank (1992-1994); Former President and founder, Sunray Securities, Inc. 1989-1992).

MICHAEL G. DOORLEY - Vice President
------------------
     99 Park Avenue, New York, New York; Vice President, Treasurer, Controller and Chief Financial Officer, Van Eck Associates Corporation and Van Eck Securities Corporation, Vice President and Treasurer of other affiliated investment companies advised by the Adviser.

BRUCE J. SMITH - Vice President and Treasurer
--------------
     99 Park Avenue, New York, New York; Senior Managing Director, Portfolio Accounting of the Adviser and Senior Managing Director, Operations of the Distributor. Vice President and Controller of other affiliated investment companies advised by the Adviser.

JOSEPH P. DiMAGGIO - Controller
------------------
     99 Park Avenue, New York, New York; Controller of the Trust; Director of Portfolio Accounting of the Adviser (since 1993); Controller of other affiliated investment companies advised by the Adviser; Accounting Manager with Alliance Capital Management (1985-1993).

THADDEUS M. LESZCZYNSKI - Vice President and Secretary
-----------------------
     99 Park Avenue, New York, New York; Vice President and Secretary of other affiliated investment companies advised by the Adviser; Vice President and General Counsel of the Adviser and Distributor.

_______________________

 .    An "interested person" as defined in the Act.

* Member of Executive Committee - exercises general powers of Board of Trustees between meetings of the Board.

**   Brother of Mr. John C. van Eck.

#    Member of the Nominating Committee

+ Member of Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.


                             PRINCIPAL SHAREHOLDERS

As of April 30, 1995 approximately 99% and 99% of the outstanding shares of Gold and Natural Resources Fund and Worldwide Bond Fund, respectively, were owned, of record, by The Best of America IV, a separate account offered by Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216 to fund the benefits of the separate account's variable annuity contractowners. As of April 30, 1995 approximately 65% of the outstanding shares of Worldwide Balanced Fund were owned, of record, by Security Life of Denver, Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.


                              VALUATION OF SHARES

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Years Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas (or the days on which these holidays are observed).

Shares of the Funds are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share.

The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, at which time the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.


                                     TAXES

Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the"Code"). To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"):
(i) stock or securities; (ii) options, futures or forward contracts (other than on foreign currencies) or (iii) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its investment company taxable income for the taxable year is distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute
(i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any portion (not taxed to the Fund) of the 2% balance from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.


                                  PERFORMANCE

The Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                        P(1+T)/to the nth power/ = ERV

Where:    P    =   a hypothetical initial payment of $1,000
          T    =   average annual total return
          n    =   number of years
          ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;

The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

The Funds may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                 YIELD = 2[(A-B/CD + 1)/to the sixth power/-1]

Where:    A    =   dividends and interest earned during the period
          B    =   expenses accrued for the period (net of reimbursement)
          C    =   the average daily number of shares outstanding during the
                   period that were entitled to receive dividends
          D    =   the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter

The Funds may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

                               [(B-A)/A](100)=ATR

Where:    A     =  initial investment
          B     =  value at end of period
          ATR   =  aggregate total return

The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Performance figures of a Fund are not useful for comparison purposes because they do not reflect the charges and deductions at the separate account level.


                             ADDITIONAL INFORMATION

Custodian.  Bankers Trust Company, New York, New York is the custodian of the
---------
Trust's portfolio securities and cash. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.


Independent Accountants.  Coopers & Lybrand L.L.P., New York, New York serves as
-----------------------
the Trust's independent accountants.


Counsel.  Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109.
-------


                              FINANCIAL STATEMENTS

The financial statements of the Worldwide Bond Fund and Gold and Natural Resources Fund for the fiscal year ended April 30, 1995, are incorporated by reference from the Funds' Annual Reports to Shareholders which are available at no charge upon written or telephone request to the Trust at the address or telephone number set forth on the first page of this Statement of Additional Information.

                                    APPENDIX

Corporate Bond Ratings
----------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS:

Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S CORPORATION CORPORATE BOND RATINGS;

AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.


A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings
-----------------------

Moody's Investors Service, Inc. describes its preferred stock ratings as:

aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba - An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b - An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport no indicate the future status of payment.

ca - An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of every attaining any real investment standing.

Standard & Poor's Corporation describes its preferred stock ratings as:

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.


AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB,B,CCC - Preferred stocks rated BB,B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

PROSPECTUS
                                                               September 1,1995
                                                  As Revised on October 3, 1995

                    VAN ECK GOLD AND NATURAL RESOURCES FUND

-------------------------------------------------------------------------------

The Van Eck Gold and Natural Resources Fund is a series of Van Eck Worldwide Insurance Trust, a Massachusetts business trust. The Fund is managed by Van Eck Associates Corporation (the "Adviser").

                    99 Park Avenue, New York, New York 10016
                                 (212) 687-5200
-------------------------------------------------------------------------------

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company. Shares of the Gold and Natural Resources Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity contracts (the "Contracts").

GOLD AND NATURAL RESOURCES FUND-seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.


                                  ------------

This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. For further information about the Fund, please call the Fund or the Distributor at the above telephone number.

The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

A Statement of Additional Information, dated September 1, 1995, which further discusses the Trust and the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Fund or the Distributor at the above address or by calling the telephone number listed above.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

TABLE OF CONTENTS
                                               Page
---------------------------------------------------

The Fund.......................................  3

Financial Highlights...........................  3

Investment Objective and Policies of the Fund..  4

Risk Factors...................................  5

Limiting Investment Risks...................... 12

Management..................................... 12

How to Buy Shares.............................. 14

Dividends and Distributions.................... 14

How to Redeem Shares........................... 14

Federal Taxation............................... 14

Description of the Trust....................... 15

Additional Information......................... 16

                                    The Fund

Gold and Natural Resources Fund (the "Fund") is an open-end management investment company. The Fund is a series of Van Eck Worldwide Insurance Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Fund is classified as diversified under the Investment Company Act of 1940 (the "Act").

                              Financial Highlights

The Financial Highlights below give selected information for a share of the Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years from commencement of operations through April 30, 1992. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended April 30, whose reports thereon appear in the Fund's Annual Report. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report. The Annual Report also contains additional performance information that will be made available on request and without charge.

                                                                                  Gold and Natural Resources Fund
                                                                   ---------------------------------------------------------
                                                                                       Year Ended April 30,
                                                                   ---------------------------------------------------------
                                                                     1995      1994     1993     1992      1991     1990+
                                                                   --------  -------- -------- --------- --------- ---------
Net Asset Value, Beginning of Period..............................   $13.11    $10.61    $8.25    $8.85     $9.51    $10.00
                                                                   --------  -------- -------- --------- --------- ---------
Income From Investment Operations:
Net Investment Income.............................................     0.08      0.07     0.01     0.04      0.16      0.08
Net Gains or Losses on Securities (both realized and
  unrealized).....................................................     0.37      2.47     2.39    (0.53)    (0.69)    (0.57)
                                                                   --------  -------- -------- --------- --------- ---------
Total From Investment Operations..................................     0.45      2.54     2.40    (0.49)    (0.53)    (0.49)
                                                                   --------  -------- -------- --------- --------- ---------
Less Distributions:
Dividends (from net investment income)............................    (0.07)    (0.04)   (0.04)   (0.11)    (0.13)       -
Distributions (from capital gains)................................       -         -        -        -         -         -
                                                                   --------  -------- -------- --------- --------- ---------
Total Distributions...............................................    (0.07)    (0.04)   (0.04)   (0.11)    (0.13)     0.00
                                                                   --------  -------- -------- --------- --------- ---------
Net Asset Value, End of Period....................................   $13.49    $13.11   $10.61    $8.25     $8.85     $9.51
                                                                   ========  ======== ======== ========= ========= =========

----------------------------------------------------------------------------------------------------------------------------
Total Return(a)...................................................     3.43%    23.96%   29.19%   (5.62%)   (5.67%)   (4.90%)
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data:
Net Assets, End of Period (000's omitted)......................... $127,320   $81,248  $30,896   $9,836    $6,936    $3,660
Ratio of Expenses to Average Net Assets(b)........................     0.96%     0.96%    1.61%    1.32%     0.52%       -
Ratio of Net Income to Average Net Assets.........................     0.71%     0.64%    0.25%    0.60%     2.10%     2.46%*
Portfolio Turnover Rate...........................................    23.30%    15.84%   14.61%    0.48%    21.86%     5.09%*
------

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the year and a redemption on the last day of the period. Total return for the period ended April 30, 1990 was not annualized.
(b) Had the Adviser not reimbursed expenses, the expense ratios for the year ended April 30, 1991 and for the period September 1, 1989 (commencement of operations) to April 30, 1990 would have been 1.21% and 1.87%, respectively. As of October 3, 1995 the effective rate of the Adviser's management fee is 1.0%. Prior to October 3, 1995, the effective rate of the management fee was 0.75%.

* Annualized

+ From September 1, 1989 (commencement of operations) to April 30, 1990.

                 Investment Objective and Policies of the Fund

A description of the investment objective and policies of the Fund is set forth below. The investment objective of the Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As a result of the market risk inherent in any investment, there is no assurance that the Fund will achieve its objective. For further information about the Fund's investment policies, see "Investment Objective and Policies" in the Statement of Additional Information.

Gold and Natural Resources Fund

Objective:

Gold and Natural Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

Policies:

During normal market conditions, the Fund will have at least 65% of its total assets invested in securities of companies engaged in gold mining and natural resources activities. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. The Fund also has the right to invest up to 35% of its assets in the securities of non-precious metals and natural resources companies.

The Adviser believes that securities of precious metals companies and certain other natural resources companies offer an opportunity to protect wealth against eroding monetary values. Recent history indicates that the policies of many governments seeking economic growth, particularly persistent budget deficits and high rates of growth of monetary reserves and money supply, have had long-term inflationary consequences. During periods of accelerating inflationary policies the prices of many precious metals equity securities have risen cyclically, and the Adviser believes that they may continue to do so in the future. The Adviser anticipates that inflation and the price of gold will continue on a long-term upward trend with alternating cycles as credit is over-expanded and subsequently tightened. The price of gold decreases when inflation is not perceived as a risk. Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or a reduction in fluctuations of a portfolio will be achieved. Thus, an investment in the Fund should be considered part of an overall investment program rather than a complete investment program.

The five largest gold producing countries are the Republic of South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% (and generally 50%) of its assets in securities of companies in Canada, the United States, Australia and South Africa whose value is tied, linked or dependent upon the actual or anticipated price of gold such as companies which are primarily engaged in gold mining. It is uncertain under current federal tax law the extent to which the Fund may concentrate its investments in gold and gold related securities without adversely affecting the federal tax status of the underlying Contracts. Accordingly, the Fund reserves the right to alter its policy with respect to concentration in such securities if and when such uncertainty is resolved. This limitation is not a fundamental policy of the Fund and may be changed at any time by the Board of Trustees without a vote of shareholders. The Fund may invest in conglomerates whose main activity is not mining.

The Fund may invest up to 35% of the value of its total assets in: (a) securities of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by the U.S. or foreign governments and repurchase agreements. The Fund may invest up to 5% of its assets at the time of purchase in warrants. The Fund may also invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be converted into common stock. The Fund may purchase and sell financial futures and commodity futures contracts and options on financial futures and commodity futures contracts and may write, purchase or sell puts and calls on foreign currencies, securities, commodities and commodity indices. The Fund may invest in "when issued" securities, and securities of foreign issuers. For a further discussion of these investments see "Risk Factors."

The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins.

Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with less concentrated portfolios. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Investments by the Fund in securities of gold mining shares, coins and gold bullion, foreign issuers, foreign currencies, and options and futures may involve particular investment risks. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). See "Risk Factors."

Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals, and natural resources sector in equity securities of real estate investment trusts ("REITS") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "Risk Factors."


                                  Risk Factors

Assets of the Fund are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Fund may be subject to other special considerations, such as those listed below.

Foreign Securities

The Fund may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. In addition, some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold funds in foreign currencies, the value of the assets of the Fund (and thus its net asset value) will be affected by changes in currency exchange rates. See "Foreign Currency and Foreign Currency Transactions" below. Transactions in the securities of foreign issuers may be subject to settlement delays. See "Taxes" in the Prospectus and "Risks Factors-Foreign Securities" in the Statement of Additional Information. However, the Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country will adversely affect an entire portfolio.

The Fund may invest in South African issuers. Political and social conditions in South Africa, due to the exclusionary political system of the South African government and unsettled political conditions which could recur in South Africa and neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse affect on investments in South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest, or hold its investments, in South African companies may be further affected by changes in United States or South African laws or regulations.

In addition to investing directly in the securities of United States and foreign issuers, the Fund may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). ADRs are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank. Generally, ADRs, in registered form, are designed for use in United States securities markets.

Foreign brokerage commissions and custodial expenses are generally higher than in the United States. Dividend collection fees on foreign securities and ADRs are generally higher than on United States securities and dividends and interest may be subject to foreign withholding tax at their source which may not be permitted to be passed through to shareholders.

Emerging Markets Securities

Investments of the Fund may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

Many of these emerging markets limit the percentage foreign investors, such as the Fund, may own of their domestic issuers by requiring that such issuers issue two classes of shares-"local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Fund were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Fund could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings or to vote at stockholders' meetings (while foreign holders of foreign shares would participate). If the Fund were to own local shares and could not participate in a stock, warrant or other distribution, the Fund could suffer material dilution of its interest in that issuer and the value of its holdings could decline dramatically causing a loss on its investment. Generally, it is expected that the Fund will hold foreign shares. However, because of their limited number foreign shares may, at times, not be available for purchase by the Fund or, if available, the premiums may be, in the opinion of the Adviser, unjustified or prohibitively high. In order to participate in these markets, the Fund may deem it advisable to purchase local shares which may expose the Fund to the additional risks described above. The Fund will only purchase local shares where foreign shares are not available for purchase and, when in the opinion of the Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Fund. Where permitted by local law, the Fund will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser will be able to assess these risks accurately or that the Fund will be able to convert its local shares to foreign shares or that dilution will not result.

The securities markets in the emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. The Fund's ability to participate fully in the markets may be limited by its investment policy of investing not more than 10% of its total net assets in illiquid securities. In addition, limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in many developing countries in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

Precious Metals

The Fund may invest in precious metal coins (including gold, silver, platinum and palladium) which have no numismatic value. The value of such coins moves correspondingly with the price of bullion in that the value of the coins is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. The Fund incurs additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Fund's portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals.

In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured since they are readily saleable to dealers which maintain markets in such coins. The Fund will maintain its precious metal coins and bullion with Wilmington Trust Company.

Precious metal trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Gold and other precious metals are also subject to governmental action for political reasons. Markets are, therefore, at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its respective yearly income from gains resulting from selling precious metals or any other physical commodity. The Fund may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

Foreign Currency and Foreign Currency Transactions

Since some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold foreign currencies, the value of the assets of the Fund (and thus its net asset value) may be affected by changes in currency exchange rates. The Fund's performance will be less favorable if foreign currency exchange rates move adversely, relative to the U.S. dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The Fund will enter into foreign currency contracts for hedging purposes only and not for speculation. The Fund may also use foreign currency contracts to hedge the U.S. dollar value of a security which it already owns or anticipates purchasing. A forward currency contract may thus help reduce the Fund's losses on a security when a foreign currency's value changes. The Fund will enter into forward contracts to duplicate a cash market transaction. However, the Fund will invest in securities including short-term obligations, denominated in a range of foreign currencies and the value of the Fund will be affected by changes in currency exchange rates. The Fund will not purchase or sell foreign currency as an investment. See "Options," "Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

Options

For hedging and other purposes (such as creating synthetic positions), the Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

As the holder of a call or put option, the Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options it has purchased, sell them, exercise them or permit them to expire.

The Fund may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of written put option) the underlying asset at the exercise price. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be limited to 10% of total net assets of the Fund.

Futures Contracts

The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may also buy and sell commodity futures contracts which may include futures contracts on gold and other natural resources and on gold and other natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

The Fund may invest in commodity futures contracts and in options on commodity futures contracts (collectively, "commodity interests"). Trading in commodity interests involves numerous risks such as leverage, illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the commodity interests' underlying commodities. Commodity markets are highly volatile. In the event that the Fund is required to take delivery of a commodity, such commodity will be deemed to be illiquid, and the Fund will bear the cost of storing the commodity until such commodity is sold and may incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations.

When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts.

The Fund may write, purchase or sell put and call options on financial futures contracts and, in addition, the Fund may write, purchase or sell put and call options on commodity futures contracts. The Fund may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

In establishing a position in a futures contract, which may be a long or short position, cash or high quality debt instruments equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus the Fund could be prevented from liquidating its position and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors-Foreign Securities."

Hedging and Other Investment Techniques and Strategies

Options and futures contracts can be used by the Fund as part of various hedging techniques and strategies.

When the Fund intends to acquire securities (or gold bullion or coins) for its portfolio it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

To protect against anticipated declines in the value of the Fund's investment holdings the Fund may use options, forward and futures contracts, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. One defensive technique involves selling a futures or forward contract or purchasing a put option whose value is expected to be inversely related to the security or asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract or put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

The Fund may hedge against changes in the value of the U.S. dollar in relation to a foreign currency in which portfolio securities of the Fund may be denominated. The Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. Last, where the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

The Fund may use futures contracts, options and forward contracts as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. However, since the financial markets in the developing countries are not as developed as in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks or enter into certain transactions. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Fund experiences large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market-i.e., purchased securities.

Consistent with the hedging strategy described above, the Fund may invest in options and futures contracts and options on futures contracts on foreign currencies for the purpose of hedging against a decline in the value of certain U.S. dollar denominated securities or other "cross-hedging" strategies. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. For example, the Fund could hedge against a currency-related decline in the value of a security denominated in Deutschemark by taking a short position in the Swiss franc. The Adviser believes that the value of certain U.S. dollar denominated debt securities is affected by fluctuations in the value of the U.S. Dollar relative to foreign currencies. Furthermore, the Adviser believes it can identify those currencies whose value is likely to move inversely with the value of the U.S. dollar. By investing a portion of the Fund's assets in options or futures contracts on those identified currencies, the Adviser believes that it may be able to reduce the Fund's exposure to declines in the value of U.S. dollar denominated securities attributable to currency value fluctuations. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations are, because of liquidity considerations, limited to 10% of total net assets of the Fund.

In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Fund may invest. For example, because the Fund invests in securities whose value is related to the price of gold or other natural resources, it may use options or futures contracts on gold or other natural resources or an index as hedging instruments. However, there can be no assurances that in the case of foreign currencies the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Fund.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Adviser acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

Debt Securities

The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P's or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities and lower-rated securities present greater risk of default. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

Loans of Portfolio Securities

The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Real Estate Securities

Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals, and natural resources sector in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and therefore, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Investing in REITs involves certain unique risks in addition to those risk associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rated rise, the value of the REIT may decline).

Borrowing

The Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

Temporary Defensive Strategies

During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

                           Limiting Investment Risks

While an investment in the Fund is not without risk, the Fund follows certain policies in managing its investments which may help to reduce risk. These policies may not be changed without shareholder approval. The following are some of the more significant investment limitations:

1. The Fund will not invest more than 10% of the value of its total net assets in securities which are "illiquid" (including repurchase agreements which mature in more than seven days and over-the-counter foreign currency options).

2. The Fund will not purchase more than 10% of any class of securities of any issuer, including more than 10% of its outstanding voting securities.

3. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

Further information regarding these and other of the Fund's investment policies and restrictions is provided in the Statement of Additional Information.

                                   Management

Trustees

The management of the Fund's business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and Officers of the Fund, see "Trustees and Officers" in the Statement of Additional Information.

Investment Adviser, Manager and Administrator

Van Eck Associates Corporation, located at 99 Park Avenue, New York, New York 10016, serves as investment adviser and manager to the Fund pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the
                                       12

Fund and furnishes the Fund with a continuous investment program which includes determining which securities should be bought, sold or held.

Henry J. Bingham, Executive Vice President of Van Eck Worldwide Insurance Trust, is responsible for managing the gold and precious metals portion of the Fund's portfolio of investments and has been serving in such capacity since the Fund commenced operations. He is Executive Managing Director of the Adviser and President of the International Investors Gold Fund series of Van Eck Funds which is advised by the Adviser.

The natural resources portion of the Fund's portfolio of investments is managed by the Hard Assets team which is comprised of the individuals listed below. The members of the Hard Assets team are responsible for asset allocation decisions and securities selection for other funds affiliated with the Adviser.

John C. Van Eck--Chairman of the Adviser, previously served as the portfolio manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

Derek S. Van Eck--Director of Global Investments and Executive Vice President of the Adviser is an officer and portfolio manager of other mutual funds advised by the Adviser.

William Trebilcock--Serves as an analyst. Mr. Trebilcock serves as Director of Mining Research for the Adviser. Mr. Trebilcock has 28 years of experience in his field.

Madis Senner--Serves as an analyst. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner also serves as portfolio manager for other funds advised by the Adviser. Mr. Senner has 12 years experience in the investment business.

Kevin Reid--Serves as an analyst. Mr. Reid is Director of Real Estate Research at the Adviser.

Lucille Palermo--Serves as an analyst. She is Associate Director, Mining Research of the Adviser and an officer and portfolio manager of other mutual funds advised by the Adviser. Ms. Palermo has 20 years experience in the investment business.

The Fund pays the Adviser a monthly fee at the annual rate of 1% of the first $500 million of the average daily net assets of the Fund, .90 of 1% of the next $250 million of the average daily net assets and .70 of 1% of the average daily net assets in excess of $750 million. The advisory fees paid to the Adviser with respect to the Fund are higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following trends, industries and companies in many different countries and stock and bond markets throughout the world) but are comparable to the fees charged to other investment companies with similar objectives for comparable services.
With respect to the Fund, the Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund during this period.

The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the Act and manages or advises managers of portfolios of pension plans and others.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of the Adviser. At December 31, 1994 total aggregate assets under the management of Van Eck Associates Corporation were approximately $1.8 billion.

The Fund sells its shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for such separate accounts. The Fund currently does not foresee any disadvantages to variable annuity and variable life contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its/their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Expenses

The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of its affiliates, and any extraordinary expenses. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser. The Adviser will, pursuant to the Advisory Agreement, require the Fund to reimburse it for its costs for trading portfolio securities and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

                               How to Buy Shares

Shares of the Fund are offered only for purchase by separate accounts of insurance companies as an investment medium for Contracts.

Van Eck Securities Corporation (the "Distributor"), located at 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation in connection with the sale of shares of the Fund.

Shares of the Fund are sold at the public offering price which is net asset value next computed after receipt of a purchase order, provided that the purchase order is received by the Trust or the insurance company before 4:00 p.m. Eastern time. The net asset value for the Fund is computed as of the close of business on the New York Stock Exchange which is normally 4:00 p.m. Monday through Friday, exclusive of national business holidays. The assets of the Fund are valued at market value or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees.

The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset value only Monday through Friday, exclusive of national business holidays, the net asset value of shares of the Fund may be significantly affected on days when an investor has no access to the Fund.

The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in the Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

                          Dividends and Distributions

The Fund intends to distribute its net investment income in May and November and any net realized capital gains resulting from the investment activity annually in May.

All dividends and capital gains distributions paid on shares of the Fund are automatically reinvested in additional shares of the Fund on the dividend payable date at the net asset value determined at the close of business on the reinvestment price date. The fiscal year of the Fund ends on April 30.

                              How to Redeem Shares

Shares of the Fund are redeemed at their net asset value next determined after receipt of the order to redeem without the imposition of any sales commission or redemption charge. However, certain deferred sales charges and other charges may apply under the terms of the Contracts, which charges are described in the Contract prospectus. Payment for the redemption of shares is made by the Fund to the separate account in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt by the Trust or insurance company of a request in proper form provided the request is received prior to 4:00 p.m. Eastern time. The market value of the securities in the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original purchase price for such shares.

                                Federal Taxation

The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code (the "Code") and will not pay federal income tax to the extent that it distributes its net taxable investment income and capital gains.
                                       14

Section 817(h) of the Code provides that certain variable contracts, based upon one or more segregated asset accounts of a life insurance company, will not be treated as annuity, endowment or life insurance contracts for any period during which the investments made by such accounts are not adequately diversified. The regulations promulgated under section 817(h) of the Code, specify various investment diversification requirements. In addition, the regulations provide that an investment by a segregated asset account of a life insurance company in a qualifying RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account. The Fund intends to invest so as to enable the Contracts to satisfy the diversification requirements imposed by Section 817(h) of the Code and the applicable regulations.

The tax treatment of payments made by a separate account to a Contract holder is described in the Contract prospectus.

                            Description of the Trust

Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989.

The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. To date, five series or Funds of the Trust have been authorized, which shares constitute the interests in the Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund. Shares of Worldwide SmallCap Fund are not currently offered to the public.

The Fund is classified as a diversified fund. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A "series" is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants.The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of the Fund are entitled to vote on matters affecting the Fund (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). In accordance with the Act, under certain circumstances the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders. See the applicable Contract prospectus for information regarding Contract holders' voting rights.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Fund's Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             Additional Information

Advertising

From time to time the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge (currently, the Fund does not impose a sales charge on investments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a special period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distribution on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Gold and Natural Resources Fund is rated in the "Gold Oriented Funds" category. The Fund may be compared to indices such as the historical price of gold, the Standard & Poor's 500 or the Morgan Stanley Gold Mines Index. For a further discussion of advertising see "Performance" in the Statement of Additional Information.

For further information about the Fund, please call or write to your insurance company or call toll free (800) 221-2220 (in New York call (212) 687-5200) or write to the Fund at the cover page address.

Custodian

The Custodian of the assets of the Trust is Bankers Trust Company, New York, New York.

Independent Accountants

Coopers & Lybrand L.L.P., New York, New York provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial report matters and prepares the Trust's tax return.

Counsel

Goodwin, Procter & Hoar, One Exchange Place, Boston, Massachusetts acts as Counsel for the Trust.

LOGO                                              PROSPECTUS
                                               VAN ECK GOLD AND
                                            NATURAL RESOURCES FUND
                                                99 Park Avenue
                                           New York, New York 10016
                                                (212) 687-5200

        The Van Eck Gold and Natural Resources Fund is a series of Van Eck Worldwide Insurance Trust, a Massachusetts business trust. The Fund is managed by Van Eck Associates Corporation (the "Adviser").

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company. Shares of the Gold and Natural Resources Fund are offered only to separate accounts of various insurance companies to fund the benefits of variable life policies and variable annuity contracts (the "Contracts").

        GOLD AND NATURAL RESOURCES FUND -- seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources, such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

                             ---------------------

        This Prospectus sets forth concisely information about the Trust and Fund that you should know before investing. It should be read in conjunction with the prospectus for the Contract which accompanies this Prospectus and should be retained for future reference. For further information about the Fund, please call the Fund or the Distributor at the above telephone number.

        The Contracts involve certain expenses not described in this Prospectus and also may involve certain restrictions or limitations on the allocation of purchase payments or Contract values to the Fund. See the applicable Contract prospectus for information regarding expenses of the Contract and any applicable restrictions or limitations with respect to the Fund.

        Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

        A Statement of Additional Information, dated September 1, 1995, which further discusses the Trust and the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. It is available without charge upon request to the Fund or the Distributor at the above address or by calling the telephone number listed above.

                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      Prospectus Dated September 1, 1995

                               TABLE OF CONTENTS

                                           Page
                                           ----

The Fund.................................    1
Financial Highlights.....................    1
Investment Objective and Policies of the
Fund.....................................    2
Risk Factors.............................    3
Limiting Investment Risks................   11
Management...............................   12
How to Buy Shares........................   13
Dividends and Distributions..............   14
How to Redeem Shares.....................   14
Federal Taxation.........................   14
Description of the Trust.................   15
Additional Information...................   16

                                    THE FUND

        Gold and Natural Resources Fund (the "Fund") is an open-end management investment company. The Fund is a series of Van Eck Worldwide Insurance Trust, a business trust organized under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Fund is classified as diversified under the Investment Company Act of 1940 (the "Act").

                              FINANCIAL HIGHLIGHTS

        The Financial Highlights below give selected information for a share of the Fund outstanding for the year or period indicated. The Financial Highlights presented have been audited by Deloitte & Touche LLP, independent accountants, for all years from commencement of operations through April 30, 1992. The Financial Highlights presented have been audited by Coopers & Lybrand L.L.P., independent accountants, for all other fiscal years ended April 30, whose reports thereon appear in the Fund's Annual Report. This information should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report. The Annual Report also contains additional performance information that will be made available on request and without charge.

                                                                            GOLD AND NATURAL RESOURCES FUND
                                                          ----------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                          ----------------------------------------------------------------
Net Asset Value, Beginning of Period................      $  13.31   $  10.61   $   8.25   $   8.85   $   9.51    $  10.00
                                                          --------   --------   --------   --------   --------    --------
Income From Investment Operations:
  Net Investment Income.............................          0.08       0.07       0.01       0.04       0.16        0.08
  Net Gains or Losses on Securities (both realized
    and unrealized).................................          0.37       2.47       2.39      (0.53)     (0.69)      (0.57)
                                                          --------   --------   --------   --------   --------    --------
      Total From Investment Operations..............          0.45       2.54       2.40      (0.49)     (0.53)      (0.49)
                                                          --------   --------   --------   --------   --------    --------
Less Distributions:
  Dividends (from net investment income) ...........         (0.07)     (0.04)     (0.04)     (0.11)     (0.13)         --
  Distributions (from capital gains) ...............            --         --         --         --         --          --
                                                          --------   --------   --------   --------   --------    --------
    Total Distributions.............................         (0.07)     (0.04)     (0.04)     (0.11)     (0.13)       0.00
                                                          --------   --------   --------   --------   --------    --------
Net Asset Value, End of Period......................      $  13.49   $  13.11   $  10.61   $   8.25   $   8.85    $   9.51
                                                          ========   ========   ========   ========   ========    ========
Total Return(a).....................................          3.43%     23.96%     29.19%     (5.62)%    (5.67)%     (4.90)%
Ratios/Supplementary Data:
  Net Assets, End of Period (000's omitted) ........      $127,320   $ 81,248   $ 30,896   $  9,836   $  6,936    $  3,660
  Ratio of Expenses to Average Net Assets(b)........          0.96%      0.96%      1.61%      1.32%      0.52%         --
  Ratio of Net Income to Average Net Assets.........          0.71%      0.64%      0.25%      0.60%      2.10%       2.46%*
  Portfolio Turnover Rate...........................         23.30%     15.84%     14.61%      0.48%     21.86%       5.09%*

---------------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distribution of capital gains at net asset value during the year and a redemption on the last day of the period. Total return for the period ended April 30, 1990 was not annualized.
(b) Had the Adviser not reimbursed expenses, the expense ratios for the year ended April 30, 1991 and for the period September 1, 1989 (commencement of operations) to April 30, 1990 would have been 1.21% and 1.87%, respectively.
  * Annualized
  - From September 1, 1989 (commencement of operations) to April 30, 1990.

                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

        A description of the investment objective and policies of the Fund is set forth below. The investment objective of the Fund may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Fund. As a result of the market risk inherent in any investment, there is no assurance that the Fund will achieve its objective. For further information about the Fund's investment policies, see "Investment Objective and Policies" in the Statement of Additional Information.

GOLD AND NATURAL RESOURCES FUND

OBJECTIVE:

        Gold and Natural Resources Fund seeks long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal. Current income is not an investment objective.

POLICIES:

        During normal market conditions, the Fund will have at least 65% of its total assets invested in securities of companies engaged in gold mining and natural resources activities. The Fund may also invest in equity and debt securities of companies which themselves invest in companies engaged in these activities. The Fund also has the right to invest up to 35% of its assets in the securities of non-precious metals and natural resources companies.

        The Adviser believes that securities of precious metals companies and certain other natural resources companies offer an opportunity to protect wealth against eroding monetary values. Recent history indicates that the policies of many governments seeking economic growth, particularly persistent budget deficits and high rates of growth of monetary reserves and money supply, have had long-term inflationary consequences. During periods of accelerating inflationary policies the prices of many precious metals equity securities have risen cyclically, and the Adviser believes that they may continue to do so in the future. The Adviser anticipates that inflation and the price of gold will continue on a long-term upward trend with alternating cycles as credit is over-expanded and subsequently tightened. The price of gold decreases when inflation is not perceived as a risk. Since the market action of gold mining shares may move against or independently of the market trend of industrial shares, the addition of such shares to an overall portfolio may increase the return and reduce the fluctuations of such portfolio. There can be no assurance that an increased rate of return or a reduction in fluctuations of a portfolio will be achieved. Thus, an investment in the Fund should be considered part of an overall investment program rather than a complete investment program.

        The five largest gold producing countries are the Republic of South Africa, the United States, Australia, CIS (the former U.S.S.R.) and Canada. During normal market conditions, the Fund expects to invest at least 25% (and generally 50%) of its assets in securities of companies in Canada, the United States, Australia and South Africa whose value is tied, linked or dependent upon the actual or anticipated price of gold such as companies which are primarily engaged in gold mining. It is uncertain under current federal tax law the extent to which the Fund may concentrate its investments in gold and gold related securities without adversely affecting the federal tax status of the underlying Contracts. Accordingly, the Fund reserves the right to alter its policy with respect to concentration in such securities if and when such uncertainty is resolved. This limitation is not a fundamental policy of the Fund and may be changed at any time by the Board of Trustees without a vote of shareholders. The Fund may invest in conglomerates whose main activity is not mining.

        The Fund may invest up to 35% of the value of its total assets in: (a) securities of companies not in the gold mining/natural resources areas; (b) high grade corporate debt securities; and (c) obligations issued or guaranteed by the U.S. or foreign governments and repurchase agreements. The Fund may invest up to 5% of its assets at the time of purchase in warrants. The Fund may also invest up to 5% of its assets at the time of purchase in preferred stocks and preferred stocks which may be converted into common stock. The Fund may purchase and sell financial futures and commodity futures contracts and options on financial futures and commodity futures contracts and may write, purchase or sell puts and calls on foreign currencies, securities, commodities and commodity indices. The Fund may invest in "when issued" securities, and securities of foreign issuers. For a further discussion of these investments see "Risk Factors."

        The Fund has reserved the right to invest up to 10% of its net assets, taken at market value at the time of investment, in gold bullion and coins.

        Since the Fund may invest substantially all of its assets in securities of companies engaged in gold mining and natural resources activities, the Fund may be subject to greater risks and market fluctuations than other investment companies with less concentrated portfolios. The Fund has no restrictions on the amount of its assets that may be invested in securities of foreign issuers and thus the relative amount of such investments will change from time to time. Investments by the Fund in securities of gold mining shares, coins and gold bullion, foreign issuers, foreign currencies, and options and futures may involve particular investment risks. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e., leverage its portfolio). See "Risk Factors."

        Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals, and natural resources sector in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments. The Fund may therefore be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. See "Risk Factors."

                                  RISK FACTORS

        Assets of the Fund are subject to market fluctuations and risks inherent in all securities. In addition, assets of the Fund may be subject to other special considerations, such as those listed below.

FOREIGN SECURITIES

        The Fund may purchase securities of foreign issuers including foreign investment companies. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to the possibility of exchange rate fluctuations and exchange controls, less publicly available information, more volatile or less liquid securities markets, and the possibility of expropriation, confiscatory taxation or political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial reporting standards as are American companies and there may be less government supervision and regulation of foreign stock exchanges, brokers and companies. Foreign securities may be subject to foreign taxes, higher custodian fees, higher brokerage commissions and higher dividend collection fees which could reduce the yield or return on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for United States federal income tax purposes for his proportionate share of such foreign taxes paid by the Fund. In addition, some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold funds in foreign currencies, the value of the assets of the Fund (and thus its net asset value) will be affected by changes in currency exchange rates. See "Foreign Currency and Foreign Currency
Transactions" below. Transactions in the securities of foreign issuers may be subject to settlement delays. See "Taxes" in the Prospectus and "Risks Factors --Foreign Securities" in the Statement of Additional Information. However, the Adviser believes that diversification of assets on an international basis decreases the degree to which events in any one country will adversely affect an entire portfolio.

        The Fund may invest in South African issuers. Political and social conditions in South Africa, due to the exclusionary political system of the South African government and unsettled political conditions which could recur in South Africa and neighboring countries, may pose certain risks to the Fund's investments. If aggravated by local or international developments, such risks could have an adverse affect on investments in

South Africa, including the Fund's investments and, under certain conditions, on the liquidity of the Fund's portfolio and its ability to meet shareholder redemption requests. The ability of the Fund to invest, or hold its investments, in South African companies may be further affected by changes in United States or South African laws or regulations.

        In addition to investing directly in the securities of United States and foreign issuers, the Fund may also invest in American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs) and securities of foreign investment funds or trusts (including passive foreign investment companies). ADRs are certificates that are issued by a United States bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary, branch or correspondent of that bank. Generally, ADRs, in registered form, are designed for use in United States securities markets.

        Foreign brokerage commissions and custodial expenses are generally higher than in the United States. Dividend collection fees on foreign securities and ADRs are generally higher than on United States securities and dividends and interest may be subject to foreign withholding tax at their source which may not be permitted to be passed through to shareholders.

EMERGING MARKETS SECURITIES

        Investments of the Fund may be made from time to time in companies in developing countries as well as in developed countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to potentially unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities and may therefore at times be illiquid. Securities markets of developing countries tend to be more volatile than the markets of developed countries. Countries with developing markets may present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with developing markets may be highly vulnerable to change in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in developing markets may have limited marketability and may be subject to more abrupt or erratic price movements. However, such markets have in the past provided the opportunity for higher rates of return to investors. There is no assurance that these markets will offer such opportunity in the future.

        Many of these emerging markets limit the percentage foreign investors, such as the Fund, may own of their domestic issuers by requiring that such issuers issue two classes of shares- "local" and "foreign" shares. Foreign shares may be held only by investors that are not considered nationals or residents of that country and generally are convertible into local shares. Foreign shares may be subject to restrictions on the right to receive dividends and other distributions, have limited voting and other rights, to name a few. Local shares are intended for ownership by nationals or residents of the country. The market for foreign shares is generally less liquid than the market for local shares, although in most cases foreign shares may be converted into local shares. In addition, foreign shares often trade at a premium to local shares, while at other times there is no premium. If the Fund were to purchase foreign shares at a time when there is a premium and sell when there is a lower or no premium, the Fund could realize a loss on its investment. Ownership by foreign investors of local shares may be illegal in some jurisdictions and, in others, foreign owners of local shares may not be entitled, among other things, to participate in certain corporate actions such as stock dividends, rights and warrant offerings or to vote at stockholders' meetings (while foreign holders of foreign shares would participate). If the Fund were to own local shares and could not participate in a stock, warrant or other distribution, the Fund could suffer material dilution of its interest in that issuer and the value of its holdings could decline dramatically causing a loss on its investment. Generally, it is expected that the Fund will hold foreign shares. However, because of their limited number foreign shares may, at times, not be available for purchase by the Fund or, if available, the premiums may be, in the opinion of the Adviser, unjustified or prohibitively high. In order to participate in these markets, the Fund may deem it advisable to purchase local shares which may expose the Fund to the additional risks described above. The Fund will only purchase local shares where foreign shares are not available for purchase and, when in the opinion of the Adviser, the potential for gain in these markets outweighs the risks that issuers will take corporate actions which may result in dilution to the Fund. Where permitted by local law, the Fund will attempt to convert local shares to foreign shares promptly. There can be no assurance that the Adviser will be able to assess these risks accurately or that the Fund will be able to convert its local shares to foreign shares or that dilution will not result.

        The securities markets in the emerging markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, a limited number of issuers may represent a disproportionately large percentage of market capitalization and trading value and the securities markets are susceptible to being influenced by large investors trading significant blocks of securities. The Fund's ability to participate fully in the markets may be limited by its investment policy of investing not more than 10% of its total net assets in illiquid securities. In addition, limited liquidity may impair the Fund's ability to liquidate a position at the time and price it wishes to do so. Many of these stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. Certain developing countries do not have a comprehensive system of laws, although substantial changes have occurred in many developing countries in this regard in recent years. Even where adequate law exists in certain developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

        In addition, stockbrokers and other intermediaries in emerging markets may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Fund may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Fund in particular securities.

PRECIOUS METALS

        The Fund may invest in precious metal coins (including gold, silver, platinum and palladium) which have no numismatic value. The value of such coins moves correspondingly with the price of bullion in that the value of the coins is based primarily on their precious metal content. Since such investments do not generate any investment income, the sole source of return from such investments would be from gains realized on sales of the coins or bullion, and a negative return would be realized to the extent such coins or bullion are sold at a loss. The Fund incurs additional costs in storing gold bullion and coins. These storage costs are generally higher than custodial costs for securities. Although subject to substantial fluctuations in value, management believes such investments could be beneficial to the investment performance of the Fund and could be a potential hedge against inflation, as well as an investment with possible growth potential. In addition, at the appropriate time, investments in precious metal coins or bullion could help to moderate fluctuations in the Fund's portfolio value, as at times the prices of precious metals have tended not to fluctuate as widely as shares of issuers engaged in the mining of such precious metals.

        In view of the established world market for precious metals, the daily value of such coins is readily ascertainable and their liquidity is assured since they are readily saleable to dealers which maintain markets in such coins. The Fund will maintain its precious metal coins and bullion with Wilmington Trust Company.

        Precious metal trading is a speculative activity. Prices of precious metals are affected by factors such as cyclical economic conditions, political events and monetary policies of various countries. Gold and other precious metals are also subject to governmental action for political reasons. Markets are, therefore, at times volatile and there may be sharp fluctuations in prices even during periods of rising prices. Under current U.S. tax law, the Fund may not receive more than 10% of its respective yearly income from gains resulting from selling precious metals or any other physical commodity. The Fund may be required, therefore, to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when it would not otherwise do so for investment reasons.

FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSACTIONS

        Since some foreign securities in which the Fund may invest may be denominated in foreign currencies, and since the Fund may temporarily hold foreign currencies, the value of the assets of the Fund (and thus its net asset value) may be affected by changes in currency exchange rates. The Fund's performance will be less favorable if foreign currency exchange rates move adversely, relative to the U.S. dollar. Foreign exchange rates are affected by actual and anticipated Balance of Payments accounts, central bank policy, political concerns and changes in interest rates, to name a few factors. There can be no assurance that the Adviser will be able to anticipate currency fluctuations in exchange rates accurately. The Fund may invest in a variety of derivatives. The Fund may purchase and sell put and call options on, or enter into futures contracts or forward contracts to purchase or sell, foreign currencies. The Fund will enter into foreign currency contracts for hedging purposes only and not for speculation. The Fund may also use foreign currency contracts to hedge the U.S. dollar value of a security which it already owns or anticipates purchasing. A forward currency contract may thus help reduce the Fund's losses on a security when a foreign currency's value changes. The Fund will enter into forward contracts to duplicate a cash market transaction. However, the Fund will invest in securities including short-term obligations, denominated in a range of foreign currencies and the value of the Fund will be affected by changes in currency exchange rates. The Fund will not purchase or sell foreign currency as an investment. See "Options,"Futures Contracts" and "Hedging and Other Investment Techniques and Strategies" below and "Foreign Currency Transactions" and "Futures and Options Transactions" in the Statement of Additional Information.

OPTIONS

        For hedging and other purposes (such as creating synthetic positions), the Fund may invest up to 5% of its total assets, taken at market value at the time of investment, in premiums on call and put options on domestic and foreign securities, foreign currencies, stock and bond indices, financial futures contracts and commodity futures contracts. This policy may be changed without shareholder approval.

        As the holder of a call or put option, the Fund pays a premium and has the right (for generally 3 to 9 months) to purchase (in the case of a call option) or sell (in the case of a put option) the underlying asset at the exercise price at any time during the option period. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. If the call or put is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment. The Fund may, with respect to options it has purchased, sell them, exercise them or permit them to expire.

        The Fund may write call or put options. As the writer of an option, the Fund receives a premium. The Fund keeps the premium whether or not the option is exercised. If the call or put option is exercised, the Fund must sell (in the case of a written call option) or buy (in the case of written put option) the underlying asset at the exercise price. The Fund may write only covered put and call options. A covered call option, which is a call option with respect to which the Fund owns the underlying asset, sold by the Fund exposes it during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying asset or to possible continued holding of an underlying asset which might otherwise have been sold to protect against depreciation in the market price of the underlying asset. A covered put option written by the Fund exposes it during the term of the option to a decline in price of the underlying asset. A put option sold by the Fund is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. Covering a put option sold does not reduce the risk of loss.

        The Fund may invest in options which are either listed on a domestic securities exchange or traded on a recognized foreign exchange. In addition, the Fund may purchase or sell over-the-counter options from dealers or banks to hedge securities or currencies as approved by the Board of Trustees. In general, exchange traded options are third party contracts with standardized prices and expiration dates. Over-the-counter options are two party contracts with price and terms negotiated by the buyer and seller, are generally considered illiquid, and will be limited to 10% of total net assets of the Fund.

FUTURES CONTRACTS

        The Fund may buy and sell financial futures contracts which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Fund may also buy and sell commodity futures contracts which may include futures contracts on gold and other natural resources and on gold and other natural resources indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date.

        The Fund may invest in commodity futures contracts and in options on commodity futures contracts (collectively, "commodity interests"). Trading in commodity interests involves numerous risks such as leverage, illiquidity, governmental intervention designed to influence commodity prices and the possibility of delivery of the commodity interests' underlying commodities. Commodity markets are highly volatile. In the event that the Fund is required to take delivery of a commodity, such commodity will be deemed to be illiquid, and the Fund will bear the cost of storing the commodity until such commodity is sold and may incur substantial costs in its disposition. The Fund will not use commodity futures contracts for leveraging purposes in excess of applicable limitations.

        When the Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the underlying asset fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. The Fund will not commit more than 5% of its total assets to initial margin deposits on futures contracts and premiums on options on futures contracts.

        The Fund may write, purchase or sell put and call options on financial futures contracts and, in addition, the Fund may write, purchase or sell put and call options on commodity futures contracts. The Fund may write only covered put and call options. An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price during the option exercise period. The writer of an option is obligated to assume a position in a specified futures contract if the option is exercised.

        In establishing a position in a futures contract, which may be a long or short position, cash or high quality debt instruments equal in value to the current value of the underlying securities less the margin requirement will be segregated, as may be required, with the Fund's Custodian to ensure that the Fund's position is unleveraged. This segregated account will be marked-to-market daily to reflect changes in the value of the underlying futures contract. Certain exchanges do not permit trading in particular commodities at prices in excess of daily price fluctuation limits set by the exchange, and thus the Fund could be prevented from liquidating its position and thus be subjected to losses. Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities. See "Risk Factors --Foreign Securities."

HEDGING AND OTHER INVESTMENT TECHNIQUES AND STRATEGIES

        Options and futures contracts can be used by the Fund as part of various hedging techniques and strategies.

        When the Fund intends to acquire securities (or gold bullion or coins) for its portfolio it may use call options or futures contracts as a means of fixing the price of the security (or gold) it intends to purchase at the exercise price (in the case of an option) or contract price (in the case of a futures contract). An increase in the acquisition cost would be offset, in whole or part, by a gain on the option or futures contract. Options and futures contracts requiring delivery of a security may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. If the Fund holds a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Using a futures contract would not offer such partial protection against market declines and the Fund would experience a loss as if it had owned the underlying security.

        To protect against anticipated declines in the value of the Fund's investment holdings the Fund may use options, forward and futures contracts, and similar investments (commonly referred to as derivatives) as a defensive technique to protect the value of an asset the Adviser deems desirable to hold for tax or other considerations or for investment reasons. One defensive technique involves selling a futures or forward contract or purchasing a put option whose value is expected to be inversely related to the security or asset being hedged. If the anticipated decline in the value of the asset occurs, it would be offset, in whole or part, by a gain on the futures contract or put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold.

        The Fund may hedge against changes in the value of the U.S. dollar in relation to a foreign currency in which portfolio securities of the Fund may be denominated. The Fund may employ hedging strategies with options and futures contracts on foreign currencies before the Fund purchases a foreign security, during the period the Fund holds the foreign security, or between the date the foreign security is purchased or sold and the date on which payment therefore is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. Last, where the Fund uses options and futures in anticipation of the purchase of a portfolio security to hedge against adverse movements in the security's underlying currency, but where the purchase of such security is subsequently deemed undesirable, the Fund may incur a gain or loss on the option or futures contract.

        The Fund may use futures contracts, options and forward contracts as part of various investment techniques and strategies, such as creating non-speculative "synthetic" positions or implementing "cross-hedging" strategies. A synthetic position is deemed not to be speculative if the position is covered by segregation of short-term liquid assets. However, since the financial markets in the developing countries are not as developed as in the United States, these financial investments may not be available to the Fund and the Fund may be unable to hedge certain risks or enter into certain transactions. A "synthetic position" is the duplication of a cash market transaction when deemed advantageous by the Adviser for cost, liquidity or transactional efficiency reasons. A cash market transaction is the purchase or sale of a security or other asset for cash. For example, from time to time, the Fund experiences large cash inflows which may be redeemed from the Fund in a relatively short period. In this case, the Fund currently can leave the amounts uninvested in anticipation of the redemption or the Fund can invest in securities for a relatively short period, incurring transaction costs on the purchase and subsequent sale. Alternatively, the Fund may create a synthetic position by investing in a futures contract on a security, such as a deutschemark bond or on a securities index gaining investment exposure to the relevant market while incurring lower overall transaction costs. The Fund would enter into such transactions if the markets for these instruments were sufficiently liquid and there was an acceptable degree of correlation to the cash market. By segregating cash the Fund's futures contract position would generally be no more leveraged or riskier than if it had invested in the cash market --i.e., purchased securities.

        Consistent with the hedging strategy described above, the Fund may invest in options and futures contracts and options on futures contracts on foreign currencies for the purpose of hedging against a decline in the value of certain U.S. dollar denominated securities or other "cross-hedging" strategies. "Cross-hedging" involves the use of one currency to hedge against the decline in the value of another currency. For example, the Fund could hedge against a currency-related decline in the value of a security denominated in Deutschemark by taking a short position in the Swiss franc. The Adviser believes that the value of certain U.S. dollar denominated debt securities is affected by fluctuations in the value of the U.S. Dollar relative to foreign currencies. Furthermore, the Adviser believes it can identify those currencies whose value is likely to move inversely with the value of the U.S. dollar. By investing a portion of the Fund's assets in options or futures contracts on those identified currencies, the Adviser believes that it may be able to reduce the Fund's exposure to declines in the value of U.S. dollar denominated securities attributable to currency value fluctuations. The use of such instruments as described herein involves several risks. First, there can be no assurance that the prices of such instruments and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated the Fund may incur a loss on its investment, may not achieve the hedging protection it anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in such instruments may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in such instruments can be closed out only on an exchange that provides a market for those instruments. There can be no assurance that such a market will exist for a particular futures contract or option. If the Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contract obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

        Over-the-counter options, together with repurchase agreements maturing in more than seven days and other investments which do not have readily available market quotations are, because of liquidity considerations, limited to 10% of total net assets of the Fund.

        In those situations where foreign currency options or futures contracts, or options on futures contracts may not be readily purchased (or where such options or contracts may be deemed illiquid) in the primary currency in which the hedge is desired, the hedge may be obtained by purchasing or selling an option or futures contract or forward contract on a secondary currency. The secondary currency will be selected based upon the Adviser's belief that there exists a significant correlation between the exchange rate movements of the primary and secondary currencies. This strategy may be employed with respect to other securities and assets in which the Fund may invest. For example, because the Fund invests in securities whose value is related to the price of gold or other natural resources, it may use options or futures contracts on gold or other natural resources or an index as hedging instruments. However, there can be no assurances that in the case of foreign currencies the exchange rate or the primary and secondary currencies will move as anticipated or, in the case of other securities, or generally, that the relationship between the hedged security and the hedging instrument will continue. If they do not move as anticipated or the relationship does not continue, a loss may result to the Fund on its investments in the hedging positions.

        See "Futures and Options Transactions" in the Statement of Additional Information for further information about futures contracts and options, including tax effects and risks to the Fund.

REPURCHASE AGREEMENTS

        The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The agreement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Adviser acting under the supervision of the Board of Trustees, reviews the creditworthiness of those non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

DEBT SECURITIES

        The Fund may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

        Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P's or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities and lower-rated securities present greater risk of default. High grade means a rating of A or better by Moody's or S&P's, or of comparable quality in the judgment of the Adviser if no rating has been given by either service. Many securities of foreign issuers are not rated by these services. Therefore, the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

        New issues of certain debt securities are often offered on a when-issued basis, that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Fund will not accrue any income on these securities prior to delivery. The Fund will maintain in a segregated account with its Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

LOANS OF PORTFOLIO SECURITIES

        The Fund may lend to broker-dealers portfolio securities with an aggregate market value of up to one-third of its total assets. Such loans must be secured by collateral (consisting of any combination of cash, U.S. Government securities or irrevocable letters of credit) in an amount at least equal (on a daily marked-to-market basis) to the current market value of the securities loaned. The Fund may terminate the loans at any time and obtain the return of the securities loaned within one business day. The Fund will continue to receive any interest or dividends paid on the loaned securities and will continue to have voting rights with respect to the securities. The Fund might experience risk of loss if the broker-dealer with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

REAL ESTATE SECURITIES

        Although the Fund will not invest in real estate directly, it may invest a portion of its assets not invested in the gold, precious and non precious metals, and natural resources sector in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investment. The Fund may, therefore, be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

        REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

        Investing in REITs involves certain unique risks in addition to those risk associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rated rise, the value of the REIT may decline).

BORROWING

        The Fund may borrow up to 30% of the value of its net assets to increase its holdings of portfolio securities. Under the Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% because of market fluctuations or other factors, even if the sale would be disadvantageous from an investment standpoint. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

TEMPORARY DEFENSIVE STRATEGIES

        During periods of less favorable economic and/or market conditions, the Fund may make substantial investments for temporary defensive purposes in obligations of the U.S. Government, debt obligations of one or more foreign governments, certificates of deposit, time deposits, bankers' acceptances, high grade commercial paper and repurchase agreements.

                           LIMITING INVESTMENT RISKS

        While an investment in the Fund is not without risk, the Fund follows certain policies in managing its investments which may help to reduce risk. These policies may not be changed without shareholder approval. The following are some of the more significant investment limitations:

             1. The Fund will not invest more than 10% of the value of its total net assets in securities which are "illiquid" (including repurchase agreements which mature in more than seven days and over-the-counter foreign currency options).

             2. The Fund will not purchase more than 10% of any class of securities of any issuer, including more than 10% of its outstanding voting securities.

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

             3. The Fund will not invest more than 10% of its total assets in securities of other investment companies.

        Further information regarding these and other of the Fund's investment policies and restrictions is provided in the Statement of Additional Information.

                                   MANAGEMENT

TRUSTEES

        The management of the Fund's business and affairs is the responsibility of the Board of Trustees. For information on the Trustees and Officers of the Fund, see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

        Van Eck Associates Corporation, located at 99 Park Avenue, New York, New York 10016, serves as investment adviser and manager to the Fund pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the Fund and furnishes the Fund with a continuous investment program which includes determining which securities should be bought, sold or held.

        Henry J. Bingham, Executive Vice President of Van Eck Worldwide Insurance Trust, is responsible for managing the gold and precious metals portion of the Fund's portfolio of investments and has been serving in such capacity since the Fund commenced operations. He is Executive Managing Director of the Adviser and President of the International Investors Gold Fund series of Van Eck Funds which is advised by the Adviser.

        The natural resources portion of the Fund's portfolio of investments is managed by the Hard Assets team which is comprised of the individuals listed below. The members of the Hard Assets team are responsible for asset allocation decisions and securities selection for other funds affiliated with the Adviser.

        John C. van Eck -- Chairman of the Adviser, previously served as the portfolio manager of International Investors Gold Fund. Mr. van Eck has over 45 years of investment experience.

        Derek S. van Eck -- Director of Global Investments and Executive Vice President of the Adviser is an officer and portfolio manager of other mutual funds advised by the Adviser.

        William Trebilcock -- Serves as an analyst. Mr. Trebilcock serves as Director of Mining Research for the Adviser. Mr. Trebilcock has 28 years of experience in his field.

        Madis Senner -- Serves as an analyst. Before joining Van Eck, Mr. Senner was a global bond manager with Chase Manhattan Private Bank. Prior to that, he was President of Sunray Securities, Inc., an investment management firm that he founded, and, before that, was a global fixed income manager with Clemente Capital, Inc. in New York City. Mr. Senner also serves as portfolio manager for other funds advised by the Adviser. Mr. Senner has 12 years experience in the investment business.

        Kevin Reid -- Serves as an analyst. Mr. Reid is Director of Real Estate Research at the Adviser.

        Lucille Palermo -- Serves as an analyst. She is Associate Director, Mining Research of the Adviser and an officer and portfolio manager of other mutual funds advised by the Adviser. Ms. Palermo has 20 years experience in the investment business.

        The Fund pays the Adviser a monthly fee at the annual rate of .75 of 1% of the first $500 million of the average daily net assets of the Fund, .65 of 1% of the next $250 million of the average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. The advisory fees paid to the Adviser with respect to the Fund are higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following trends, industries and companies in many different countries and stock and bond markets throughout the world) but are comparable to the fees charged to other investment companies with similar objectives for comparable services.

        With respect to the Fund, the Adviser may from time to time, at its discretion, waive the management fee and/or agree to pay some or all expenses of the Fund. This has the effect of increasing the yield and total return of the Fund during this period.

        The Adviser also acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the Act and manages or advises managers of portfolios of pension plans and others.

        John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of the Adviser. At December 31, 1994 total aggregate assets under the management of Van Eck Associates Corporation were approximately $1.8 billion.

        The Fund sells its shares to various insurance company variable annuity and variable life insurance separate accounts as a funding vehicle for such separate accounts. The Fund currently does not foresee any disadvantages to variable annuity and variable life contract owners arising out of the fact that the Fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its/their investments in the Fund and shares of another fund may be substituted. This might force the Fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

EXPENSES

        The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of its affiliates, and any extraordinary expenses. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser. The Adviser will, pursuant to the Advisory Agreement, require the Fund to reimburse it for its costs for trading portfolio securities and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

                               HOW TO BUY SHARES

        Shares of the Fund are offered only for purchase by separate accounts of insurance companies as an investment medium for Contracts.

        Van Eck Securities Corporation (the "Distributor"), located at 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of Van Eck Associates Corporation, has entered into a Distribution Agreement with the Trust. The Distributor receives no compensation in connection with the sale of shares of the Fund.

        Shares of the Fund are sold at the public offering price which is net asset value next computed after receipt of a purchase order, provided that the purchase order is received by the Trust or the insurance company before 4:00 p.m. Eastern time. The net asset value for the Fund is computed as of the close of business on the New York Stock Exchange which is normally 4:00 p.m. Monday through Friday, exclusive of national business holidays. The assets of the Fund are valued at market value or, if market value is not ascertainable, at fair market value as determined in good faith by the Board of Trustees.

        The Fund may invest in securities or futures contracts listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e. , days on which the Fund is not open for business). Consequently, since the Fund will compute its net asset value only Monday through Friday, exclusive of national business holidays, the net asset value of shares of the Fund may be significantly affected on days when an investor has no access to the Fund.

        The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in the Fund's best interest to do so. Certificates for shares of the Fund will not be issued.

                          DIVIDENDS AND DISTRIBUTIONS

        The Fund intends to distribute its net investment income in May and November and any net realized capital gains resulting from the investment activity annually in May.

        All dividends and capital gains distributions paid on shares of the Fund are automatically reinvested in additional shares of the Fund on the dividend payable date at the net asset value determined at the close of business on the reinvestment price date. The fiscal year of the Fund ends on April 30.

                              HOW TO REDEEM SHARES

        Shares of the Fund are redeemed at their net asset value next determined after receipt of the order to redeem without the imposition of any sales commission or redemption charge. However, certain deferred sales charges and other charges may apply under the terms of the Contracts, which charges are described in the Contract prospectus. Payment for the redemption of shares is made by the Fund to the separate account in cash within seven days after tender in proper form, except under unusual circumstances as determined by the SEC. The redemption price will be the net asset value next determined after the receipt by the Trust or insurance company of a request in proper form provided the request is received prior to 4:00 p.m. Eastern time. The market value of the securities in the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the original purchase price for such shares.

                                FEDERAL TAXATION

        The Fund intends to qualify as a "regulated investment company" ("RIC") under the Internal Revenue Code (the "Code") and will not pay federal income tax to the extent that it distributes its net taxable investment income and capital gains.

        Section 817(h) of the Code provides that certain variable contracts, based upon one or more segregated asset accounts of a life insurance company, will not be treated as annuity, endowment or life insurance contracts for any period during which the investments made by such accounts are not adequately diversified. The regulations promulgated under section 817(h) of the Code, specify various investment diversification requirements. In addition, the regulations provide that an investment by a segregated asset account of a life insurance company in a qualifying RIC is not treated as a single investment. Instead, a pro rata portion of each asset of the RIC is treated as an asset of the segregated asset account. The Fund intends to invest so as to enable the Contracts to satisfy the diversification requirements imposed by Section 817(h) of the Code and the applicable regulations.

        The tax treatment of payments made by a separate account to a Contract holder is described in the Contract prospectus.

                            DESCRIPTION OF THE TRUST

        Van Eck Worldwide Insurance Trust (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts on January 7, 1987. The Trust commenced operations on September 7, 1989.

        The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of the Fund, $.001 par value. To date, five series or Funds of the Trust have been authorized, which shares constitute the interests in the Gold and Natural Resources Fund, Worldwide Bond Fund, Worldwide SmallCap Fund, Worldwide Hard Assets Fund and Worldwide Balanced Fund. Shares of Worldwide SmallCap Fund are not currently offered to the public.

        The Fund is classified as a diversified fund. A diversified fund is a fund which meets the following requirements: At least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. A "series" is a separate pool of assets of the Trust which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

        Each share of the Fund has equal dividend, redemption and liquidation rights and when issued is fully paid and non-assessable by the Trust. Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the Act. The Trust held an initial meeting of shareholders on April 1, 1991, at which shareholders elected the Board of Trustees, approved the Advisory Agreement and ratified the selection of the Trust's independent accountants. The Trustees are a self-perpetuating body unless and until fewer than 50% of the Trustees, then serving as Trustees, are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect additional Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of the Fund are entitled to vote on matters affecting the Fund (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). In accordance with the Act, under certain circumstances the Trust will assist shareholders in communicating with other shareholders in connection with calling a special meeting of shareholders. The insurance company separate accounts, as the sole shareholders of the Fund, have the right to vote Fund shares at any meeting of shareholders. However, the Contracts may provide that the separate accounts will vote Fund shares in accordance with instructions received from Contract holders. See the applicable Contract prospectus for information regarding Contract holders' voting rights.

        Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Fund's Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             ADDITIONAL INFORMATION

ADVERTISING

        From time to time the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

        The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge (currently, the Fund does not impose a sales charge on investments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a special period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distribution on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return.

        The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare its performance to various published historical indices. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. Gold and Natural Resources Fund is rated in the "Gold Oriented Funds" category. The Fund may be compared to indices such as the historical price of gold, the Standard & Poor's 500 or the Morgan Stanley Gold Mines Index. For a further discussion of advertising see "Performance" in the Statement of Additional Information.

        For further information about the Fund, please call or write to your insurance company or call toll free (800) 221-2220 (in New York call (212) 687-
5200) or write to the Fund at the cover page address.

CUSTODIAN

        The Custodian of the assets of the Trust is Bankers Trust Company, New York, New York.

INDEPENDENT ACCOUNTANTS

        Coopers & Lybrand L.L.P., New York, New York provides audit services, consultation and advice with respect to financial information in the Trust's filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial report matters and prepares the Trust's tax return.

COUNSEL

        Goodwin, Procter & Hoar, One Exchange Place, Boston, Massachusetts acts as Counsel for the Trust.